             As filed with the Securities and Exchange Commission on May 1, 2002
                                                       Registration No. 33-16439
                                                                       811-05159

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


/X/           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ /                          PRE-EFFECTIVE AMENDMENT NO.

/X/                       POST-EFFECTIVE AMENDMENT NO.43

                                       and

/X/        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

/X/                             AMENDMENT NO. 45

                               RS INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                                388 Market Street
                         San Francisco, California 94111
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (800) 766-3863

                                G. RANDALL HECHT
                               c/o RS Investments
                                388 Market Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                                   Copies to:
                            TIMOTHY W. DIGGINS, ESQ.
                                  ROPES & GRAY
                             One International Place
                              Boston, MA 02110-2624

Approximate date of proposed public offering : As soon as practicable after this Amendment becomes effective.

It is proposed that this filing will become effective:
    (check appropriate box)

    /x/         Immediately upon filing pursuant to paragraph (b);
    / /         On (date) pursuant to paragraph (b)
    / /         60 days after filing pursuant to paragraph (a)(1);
    / /         On (date) pursuant to paragraph (a)(1);
    / /         75 days after filing pursuant to paragraph (a)(2); or
    / /         On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    / /         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS RS INVESTMENT TRUST

MAY 1, 2002

CALL 1-800-766-FUND | www.RSinvestments.com

GROWTH
RS AGGRESSIVE GROWTH FUND
RS DIVERSIFIED GROWTH FUND
RS EMERGING GROWTH FUND
THE INFORMATION AGE FUND(R)
RS INTERNET AGE FUND(TM)
RS MIDCAP OPPORTUNITIES FUND
RS SMALLER COMPANY GROWTH FUND
RS VALUE + GROWTH FUND

VALUE
THE CONTRARIAN FUND(TM)
RS GLOBAL NATURAL RESOURCES FUND
RS PARTNERS FUND

CALL RS INVESTMENTS AT 1-800-766-FUND TO FIND OUT MORE ABOUT THE FUNDS. THIS PROSPECTUS EXPLAINS WHAT YOU SHOULD KNOW ABOUT THE FUNDS BEFORE YOU INVEST. PLEASE READ IT CAREFULLY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

GROWTH FUND SUMMARY

   RS Aggressive Growth Fund                                                  2

   RS Diversified Growth Fund                                                 4

   RS Emerging Growth Fund                                                    6

   The Information Age Fund(R)                                                8

   RS Internet Age Fund(TM)                                                  11

   RS MidCap Opportunities Fund                                              14

   RS Smaller Company Growth Fund                                            16

   RS Value + Growth Fund                                                    18

VALUE FUND SUMMARY

   The Contrarian Fund(TM)                                                   20

   RS Global Natural Resources Fund                                          23

   RS Partners Fund                                                          26

YOUR INVESTMENT

   Fees and Expenses                                                         28

   Other Investment Strategies and Risks                                     30

   Risks of Investing in the Funds                                           30

   Management of the Funds                                                   35

   Portfolio Managers                                                        37

   How Shares Are Priced                                                     39

   How to Purchase Shares                                                    39

   How to Sell Shares                                                        41

   Exchanges                                                                 43

   Dividends and Distributions                                               43

   Taxes                                                                     43

   Distribution Arrangements and Rule 12b-1 Fees                             44

FINANCIAL HIGHLIGHTS

   RS Aggressive Growth Fund                                                 45

   RS Diversified Growth Fund                                                46

   RS Emerging Growth Fund                                                   47

   The Information Age Fund(R)                                               48

   RS Internet Age Fund(TM)                                                  49

   RS MidCap Opportunities Fund                                              50

   RS Smaller Company Growth Fund                                            51

   RS Value + Growth Fund                                                    52

   The Contrarian Fund(TM)                                                   53

   RS Global Natural Resources Fund                                          54

   RS Partners Fund                                                          55

RS AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in companies of any size that RS Investments believes offer the potential for significant increases in value. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; whether it participates in an emerging space with a large market opportunity; and whether it has a strong management team. RS Investments may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RS Investments' price target or otherwise appears relatively high to RS Investments, or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially.

The Fund may sell securities short if RS Investments expects the value of the securities to decline.

PRINCIPAL INVESTMENTS The Fund invests principally in common stocks but may also invest any portion of its assets in preferred stocks and warrants. The Fund is likely to invest a portion of its assets in technology and Internet-related companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities markets in general.

- OVERWEIGHTING Overweighting investments in certain sectors or industries of the U.S. stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

- TECHNOLOGY AND INTERNET INVESTMENTS The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, or the prospects of a company to develop and market a particular technology successfully, or of technology or Internet-related investments generally.

- SMALL COMPANIES Although the Fund may invest its assets in companies of any size, it is likely that some portion of the Fund's assets will be invested in smaller companies. These companies tend to be more vulnerable to adverse developments than larger companies. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- SHORT SALES AND SHORT POSITIONS The Fund may sell securities short and may take short positions on broad securities market indexes, such as the Standard & Poor's 500 Index. Short positions may result in a loss if the value of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 25% of the Fund's total assets.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

01                -24.82%

BEST QUARTER      4th Quarter 2001     20.94%
WORST QUARTER     3rd Quarter 2001    -29.32%

Average Annual Total Returns(1)
(Periods Ended 12/31/01)

                                                                   SINCE INCEPTION
                                                          1 YEAR          (5/1/00)
Return Before Taxes                                       -24.82%          -25.06%
Return After Taxes on
Distributions+                                            -24.82%          -25.06%
Return After Taxes on
Distributions and Sale of Fund Shares+                    -15.11%          -19.63%
Russell 3000(R) Growth Index*                             -19.63%          -25.93%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 3000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows the Fund's performance for the last calendar year. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS DIVERSIFIED GROWTH FUND

INVESTMENT OBJECTIVE To seek long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in small-capitalization growth companies across a broadly diversified mix of industry sectors. The Fund invests primarily in stocks of companies with market capitalizations of up to $1.5 billion, but may invest in securities of larger companies. The Fund may also invest a portion of its assets in companies whose potential for capital growth has not yet been recognized by other investors.

In selecting investments for the Fund, RS Investments may look to see whether the company has a superior management team; whether the company has experienced or has the potential for superior earnings-per-share momentum; and whether there is a possible catalyst that has the potential to drive earnings and valuations higher (for example, new management or a new product launch). RS Investments may consider selling a security for the Fund if the stock price declines substantially below the purchase price, if the price of the security attains RS Investments' price target or otherwise appears relatively high to RS Investments, if the company's business fundamentals turn negative in RS Investments' view, or if RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund invests principally in common and preferred stocks and warrants. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

- SMALL COMPANIES The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- TECHNOLOGY AND INTERNET Investments The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

    97              98              99              00              01
  -------        -------         -------         -------         -------
  29.45%         16.28%          150.21%         -26.91%          1.88%

BEST QUARTER      4th Quarter 1999     62.94%
WORST QUARTER     3rd Quarter 2001    -29.38%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                              SINCE
                                                          INCEPTION
                                    1 YEAR     5 YEARS     (8/1/96)
                                    ------     -------    ---------
Return Before Taxes                 1.88%      22.90%      25.89%
Return After Taxes on
Distributions+                      1.88%      19.31%      22.50%
Return After Taxes on
Distributions and Sale of Fund
  Shares+                           1.15%      17.42%      20.32%
Russell 2000(R) Growth Index*      -9.23%       2.87%       4.76%
  (reflects no deduction for
  fees, expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last five calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS EMERGING GROWTH FUND

INVESTMENT OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in smaller, rapidly growing emerging companies. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages. RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; whether it participates in an emerging space with a large market opportunity; and whether it has a strong management team. RS Investments may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RS Investments' price target or otherwise appears relatively high to RS Investments, if there is an unfavorable change in the issuer's management or corporate plans, or if institutional ownership of the security increases substantially.

PRINCIPAL INVESTMENTS The Fund invests in a diversified portfolio of equity securities of companies that RS Investments believes have the potential for more rapid growth than the overall economy. The Fund normally invests at least 80% of its net assets in such emerging growth companies. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

- OVERWEIGHTING Overweighting investments in certain sectors or industries of the U.S. stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

- SMALL COMPANIES The Fund invests in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- TECHNOLOGY AND INTERNET INVESTMENTS The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology or Internet-related investments generally.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

  92      93       94       95       96       97       98       99       00      01
------  ------   ------   ------   -------  ------   ------   -------  ------- -------
-2.55%   7.22%    7.96%   20.31%   21.53%   18.54%   28.02%   182.56%  -25.04% -27.31%

BEST QUARTER    4th Quarter 1999        75.17%
WORST QUARTER   3rd Quarter 2001       -31.26%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                           SINCE
                                                                       INCEPTION
                                   1 YEAR      5 YEARS      10 YEARS  (11/30/87)
Return Before Taxes               -27.31%       18.50%       14.44%       20.54%
Return After Taxes on
Distributions                     -27.31%       15.31%       11.61%       17.82%
Return After Taxes on
Distributions and Sale of Fund
 Shares                           -16.63%       13.75%       10.72%       16.80%
Russell 2000(R) Growth Index*      -9.23%        2.87%        7.19%       10.32%
 (reflects no deduction for fees,
 expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

     The RS Emerging Growth Fund is currently closed to new investors. See "Other Information About Purchasing Shares."

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the last 10 calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

THE INFORMATION AGE FUND(R)

INVESTMENT OBJECTIVE  Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in the information technology industry sector. Companies in the information technology industries include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

-    Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

-    Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

A particular company will be considered to be principally engaged in the information technology industries if at the time of investment RS Investments determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the information technology industries if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for the Fund, RS Investments looks at a company's valuation relative to its potential long-term growth rate. RS Investments may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if RS Investments determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund normally invests at least 80% of its net assets in the information technology sector.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

- CONCENTRATION Because the Fund's investments are concentrated in the information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

- INFORMATION TECHNOLOGY INVESTMENTS The Fund's investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

- SMALL COMPANIES The Fund may invest in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

    96           97           98           99           00          01
---------    ---------    ---------    ---------    ---------   ---------
  26.72%       6.15%       52.20%       126.22%      -35.09%     -22.11%

BEST QUARTER    4th Quarter 1999        59.77%
WORST QUARTER   3rd Quarter 2001       -33.81%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                       SINCE
                                                                   INCEPTION
                                        1 YEAR        5 YEARS     (11/15/95)
                                        ------        -------     ----------
Return Before Taxes                     -22.11%        13.07%        13.53%
Return After Taxes on
Distributions+                          -22.40%        10.99%        11.67%
Return After Taxes on
Distributions and Sale of Fund
  Shares+                               -13.17%        10.82%        11.25%
Pacific Stock Exchange
Technology Index*                       -15.59%        23.20%        21.77%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Pacific Stock Exchange (PSE) Technology Index is an unmanaged price-weighted index comprising stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, and biotechnology. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last six calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS INTERNET AGE FUND(TM)

INVESTMENT OBJECTIVE  Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

- Computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content.

- Telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future.

- E-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce.

- Medical products and services developed or provided through or using the Internet.

-    Multimedia products and services.

-    Data processing and interpretation products and services.

-    Dissemination of market, economic, and financial information.

The Fund may invest in companies that RS Investments believes are likely to benefit indirectly from the development of the Internet. For example, the Fund might invest in media companies that RS Investments believes will benefit substantially from advertising by companies providing products or services to Internet users. As a result, the Fund's investments will not necessarily be limited to high-technology or similar companies but may include issuers in a wide range of industries. (CONTINUED ON NEXT PAGE.)

The Fund may invest in companies of any size. It is likely, however, that the Fund will, at times, invest a substantial portion of its assets in small- and mid-cap companies, if RS Investments believes that they offer the best opportunities for long-term capital appreciation. RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, whether a company participates in an emerging space with a large market opportunity; whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; and whether it has a strong management team. RS Investments may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RS Investments' price target or otherwise appears relatively high to RS Investments, if there is an unfavorable change in the issuer's management or corporate plans, or if institutional ownership of the security increases substantially. Because many of the markets in which the Fund invests are characterized by rapid change, frequent new entrants, and price volatility, RS Investments will trade the Fund's portfolio actively, potentially resulting in a high portfolio turnover rate.

The Fund may sell securities short if RS Investments expects the values of those securities to decline.

PRINCIPAL INVESTMENTS The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund invests primarily (and will normally invest at least 80% of its net assets) in companies that RS Investments believes are likely to benefit substantially from the development of the Internet.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or equities markets in general.

- INTERNET-RELATED INVESTMENTS Because the Fund's investments are concentrated in the securities of companies whose success may depend on the development of the Internet, the value of its shares will be especially affected by factors peculiar to those companies and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of companies. These factors might include, for example, intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of such companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

     The Fund's investments in such companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of high-technology investments generally.

- SMALL COMPANIES The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, with unproven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- SHORT SALES AND SHORT POSITIONS The Fund may sell securities short and may take short positions on broad securities market indexes, such as the Standard & Poor's 500 Index. Short positions may result in a loss if the value of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 25% of the Fund's total assets.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

    00         01
--------   --------
 -46.39%    -11.79%

BEST QUARTER    4th Quarter 2001         53.60%
WORST QUARTER   4th Quarter 2000        -39.65%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                          SINCE
                                                      INCEPTION
                                          1 YEAR      (12/1/99)
                                          ------      ---------
Return Before Taxes                       -11.79%      -23.25%
Return After Taxes on
Distributions+                            -11.79%      -23.25%
Return After Taxes on
Distributions and Sale of Fund Shares+     -7.18%      -18.04%
TheStreet.com/PHLX
Internet Sector Index-DOT*                -35.82%      -52.85%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* TheStreet.com Internet Sector Index is an unmanaged, equal dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows the Fund's performance for the last two calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE  Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in equity and debt securities of mid-cap companies that offer the potential for capital appreciation and/or current income. RS Investments currently considers a company to be a mid-cap company if the company has at the time of purchase by the Fund a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index.

In selecting investments for the Fund, RS Investments may look to see whether the company has a superior management team; whether the company has experienced or has the potential for superior earnings-per-share momentum; and whether there is a possible catalyst that has the potential to drive earnings and valuations higher (for example, new management or a new product launch). RS Investments may consider selling a security for the Fund if the stock price declines substantially below the purchase price, if the price of the security attains RS Investments' price target or otherwise appears relatively high to RS Investments, if the company's business fundamentals turn negative in RS Investments' view, or if RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund will normally invest in equity securities, in convertible securities and preferred stocks, which offer current income and the potential for capital appreciation upon conversion, and in other debt securities. The Fund under normal circumstances invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. The Fund is likely to invest a portion of its assets in technology and Internet-related companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

- DEBT SECURITIES The Fund's investments in debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, the values of the Fund's debt securities are likely to fall. This risk is generally greater for debt securities with longer maturities. Debt securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations.

- MID-CAP COMPANIES The Fund invests in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies. Mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- CONVERTIBLE SECURITIES "Convertible" securities include corporate bonds, debentures, notes, or preferred stocks that can be converted into (that is, exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that also provide an opportunity for equity participation. As a result, convertible securities are subject to the general risks of investing in debt securities and to the risks of investment in equity securities, as well.

- TECHNOLOGY AND INTERNET INVESTMENTS The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

    96            97            98            99            00           01
----------    ----------    ----------    ----------    ----------   ----------
  24.16%        22.40%        11.65%        56.12%        -6.28        -14.01%

BEST QUARTER    4th Quarter 1999    33.16%
WORST QUARTER   3rd Quarter 2001   -26.63%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                              SINCE
                                                          INCEPTION
                               1 YEAR       5 YEARS       (7/12/95)
                               ------       -------       ---------
Return Before Taxes           -14.01%        11.45%        14.47%
Return After Taxes on
Distributions+                -14.34%         5.51%         9.57%
Return After Taxes on
Distributions and Sale of
 Fund Shares+                  -8.53%         6.86%        10.00%
Russell Midcap(R) Index*      -20.15%         9.02%        10.76%
 (reflects no deduction
 for fees expenses, or
 taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) The Russell Midcap(R) Growth Index has replaced the Russell Midcap(R) Index as the Fund's comparative index in this Prospectus because RS Investments believes the Russell Midcap(R) Growth Index is more representative of the Fund's investment universe. For periods ended December 31, 2001, the One Year, Five Year, and Since Inception average annual total returns of the Russell Midcap(R) Index were -5.62%, 11.40%, and 13.01%, respectively.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last six calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND.The Fund may not achieve its investment objective.

RS SMALLER COMPANY GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in companies with market capitalizations of $750 million or less at the time of investment that, in RS Investments' opinion, have the potential for long-term capital appreciation. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

In selecting investments for the Fund, RS Investments looks for companies with sustainable revenue and earnings growth; companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are underfollowed by Wall Street analysts. The Fund may sell a stock when RS Investments believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investments believes to be the company's value.

PRINCIPAL INVESTMENTS The Fund invests primarily in equity securities, including common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund under normal circumstances invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies -- currently companies with market capitalizations of $750 million or less.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

- SMALL COMPANIES The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- SHORT SALES Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

- OVERWEIGHTING Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

- TECHNOLOGY AND INTERNET INVESTMENTS The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

    97             98            99             00             01
----------     ----------    ----------     ----------     ----------
  30.45%         -0.63%        56.66%          4.44%          8.31%

BEST QUARTER   4th Quarter 1999   34.90%
WORST QUARTER  3rd Quarter 1998  -24.58%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                                    SINCE
                                                                                INCEPTION
                                                     1 YEAR       5 YEARS       (8/15/96)
                                                     ------       -------       ---------
Return Before Taxes                                   8.31%        18.10%        18.80%
Return After Taxes on Distributions+                  7.71%        17.39%        18.15%
Return After Taxes on Distributions
  and Sale of Fund Shares+                            5.60%        15.20%        15.91%
Russell 2000(R) Growth Index*                        -9.23%         2.87%         4.18%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last five calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS VALUE + GROWTH FUND

INVESTMENT OBJECTIVE  Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of mid- and large-capitalization companies (with market capitalizations greater than $1.5 billion). In selecting investments for the Fund, the primary emphasis of RS Investments is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relation to its share price.

RS Investments seeks to identify stocks that are undervalued relative to their growth prospects. For example, RS Investments may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if RS Investments determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if RS Investments believes that another investment offers a better opportunity. The Fund may invest in securities of larger and smaller companies. The Fund may also sell stocks short that RS Investments believes are relatively overvalued. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

PRINCIPAL INVESTMENTS The Fund invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

- SHORT SALES Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

- OVERWEIGHTING Overweighting investments in certain sectors or industries of the U.S. stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

- TECHNOLOGY AND INTERNET INVESTMENTS The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

    93          94          95          96          97          98          99          00          01
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  21.57%     23.11%      42.70%       14.12%      13.81%      27.44%      28.43%      -11.09%    -20.43%

BEST QUARTER      4th Quarter 1998    24.07%
WORST QUARTER     3rd Quarter 2001   -17.89%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                          SINCE
                                                                      INCEPTION
                                          1 YEAR         5 YEARS      (5/12/92)
                                          ------         -------      ---------
Return Before Taxes                       -20.43%         5.68%        13.99%
Return After Taxes on
Distributions+                            -22.47%         2.63%        11.91%
Return After Taxes on
Distributions and Sale of Fund Shares+    -10.46%         4.15%        11.67%
Russell 1000(R) Growth Index*             -20.42%         8.27%        11.64%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the last nine calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

THE CONTRARIAN FUND(TM)

INVESTMENT OBJECTIVE  Maximum long-term growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests worldwide in attractively priced equity securities. The Fund invests primarily in businesses that have not yet been discovered or become popular, unpopular companies with growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors. Although the Fund may invest in companies of any size, it may at times invest a substantial portion of its assets in smaller companies. The Fund may at times invest in companies engaged in the production, development, or sale of natural resources. The Fund is a nondiversified mutual fund.

In determining whether to buy or sell securities, RS Investments typically performs substantial fundamental analysis to identify companies offering the potential for long-term growth but which are out of favor or have been overlooked.

The Fund may also do the following:

     -    Sell stocks short

     - Take positions in options and futures contracts in anticipation of a market decline or advance

     -    Borrow money to purchase additional portfolio securities

PRINCIPAL INVESTMENTS The Fund invests primarily in equity securities of domestic, multinational, and foreign companies whose potential values generally have been overlooked by other investors.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- CONTRARIAN INVESTING Because the Fund takes investment positions contrary to those of most other investors, the Fund may not be able to realize what RS Investments believes to be the unrecognized value in a security for a substantial period of time, if ever. It is also possible that RS Investments' investment decisions will turn out to have been premature or incorrect. The Fund will not necessarily realize gains in a falling market, and it is possible for the Fund to lose money in either a rising or a falling market.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or equities markets in general.

- FOREIGN SECURITIES Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

- NONDIVERSIFIED FUND Because the Fund is nondiversified, it generally invests its assets in a more limited number of issuers than a diversified investment company. As a result, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

- SMALL COMPANIES The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- SHORT SALES AND SHORT POSITIONS The Fund may sell securities short and may take short positions on broad securities market indexes. Short positions may result in a loss if the value of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 40% of the Fund's total assets.

- LEVERAGE Borrowing money to invest in additional securities increases the Fund's market exposure and risk and may result in losses. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase any losses.

- NATURAL RESOURCES INVESTMENTS The Fund's investments in natural resources-oriented companies will be affected by changes in the values of natural resources generally.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

     94           95            96            97           98           99            00            01
----------   ----------    ----------    ----------   ----------   ----------    ----------    ----------
  -5.52%       30.86%        21.68%       -29.51%       -32.69%       38.31%        10.30%       -8.25%

BEST QUARTER    2nd Quarter 1999   21.71%
WORST QUARTER   3rd Quarter 1998  -30.17%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                          SINCE
                                                                      INCEPTION
                                           1 YEAR      5 YEARS        (6/30/93)
                                           ------      -------        ---------
Return Before Taxes                        -8.25%       -7.86%          1.31%
Return After Taxes on
Distributions+                             -8.25%       -8.17%          0.98%
Return After Taxes on
Distributions and Sale of Fund Shares+     -5.02%       -6.14%          0.97%
MSCI AC World Free Index*                 -15.91%        5.18%          8.34%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 49 developed and emerging market countries. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the last eight calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States. The Fund may also sell a security short if RS Investments expects its market price to decline.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources include, for example, energy sources, precious metals, forest products, real estate, food, nonferrous metals, and other basic commodities.

Companies in natural resources industries may include, for example:

     - Companies that participate in the discovery and development of natural resources from new or conventional sources.

     - Companies that own or produce natural resources such as oil, natural gas, precious metals, and other commodities.

     - Companies that engage in the transportation, distribution, or processing of natural resources.

     - Companies that contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control.

     - Companies that provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment RS Investments determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In determining whether to buy or sell a security, RS Investments typically performs substantial fundamental analysis of the company and its potential for capital appreciation. RS Investments generally seeks to identify companies that produce a rate of return on capital greater than their cost of capital over a commodity cycle.

PRINCIPAL INVESTMENTS The Fund invests primarily in common stocks, but may also invest in preferred stocks, securities convertible into stocks, and warrants to purchase stocks. The Fund normally invests at least 80% of its net assets in securities of companies RS Investments considers to be principally engaged in natural resources industries. The Fund may invest the remaining 20% of its assets in securities of companies in any industry.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or equities markets in general.

- FOREIGN SECURITIES Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Many companies engaged in natural resources industries have substantial operations in foreign countries, including emerging markets. Commodity markets and legal protections in those countries may be in the early stages of development and may provide few of the advantages or protections available in domestic markets.

- CONCENTRATION Because the Fund concentrates in natural resources industries, the value of the Fund's shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Also, changes in regulatory policies may have a material effect on the business of companies in those industries.

- GEOGRAPHIC CONCENTRATION There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

- SHORT SALES Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

     96            97           98            99            00            01
----------    ----------   ----------    ----------    ----------    ----------
   41.21%       -17.14%       -34.45%      22.39%         25.85%         0.61%

BEST QUARTER      2nd Quarter 1999     28.04%
WORST QUARTER     3rd Quarter 1998    -22.47%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                           SINCE
                                                                       INCEPTION
                                            1 YEAR      5 YEARS       (11/15/95)
                                            ------      -------       ----------
Return Before Taxes                          0.61%       -3.39%          3.05%
Return After Taxes on
Distributions+                               0.61%       -3.60%          2.88%
Return After Taxes on
Distributions and Sale of Fund Shares+       0.37%       -2.75%          2.41%
Lipper Natural Resources Index*            -12.58%        5.88%         10.61%
  (reflects no deduction for fees,
  expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Lipper Natural Resources Index is an unmanaged, equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. The Lipper Natural Resources Index has replaced the S&P 500 Index as the Fund's comparative index in this Prospectus because RS Investments believes the Lipper Natural Resources Index is more representative of the Fund's investment universe. The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. For periods ended December 31, 2001, the One Year, Five Year, and Since Inception average annual total returns of the S&P 500 Index were 11.91%, 10.68%, and 13.07%, respectively. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last six calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

RS PARTNERS FUND

INVESTMENT OBJECTIVE  Long-term growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in equity securities primarily of companies with market capitalizations of up to $1.5 billion that RS Investments believes are undervalued. In evaluating potential investments for the Fund, RS Investments employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a nondiversified mutual fund.

In determining whether to buy or sell investments for the Fund, RS Investments will:

     -    Perform fundamental research focusing on business analysis.

     -    Observe how management allocates capital.

     - Strive to understand the unit economics of the business of the company.

     -    Study the cash flow rate of return on capital employed.

     -    Discern the sources and uses of cash.

     -    Consider how management is compensated.

     -    Ask how the stock market is pricing the entire company.

PRINCIPAL INVESTMENTS Although the Fund invests principally in common stocks, it may also invest in preferred stocks and warrants.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

- EQUITY SECURITIES One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or equities markets in general.

- FOREIGN SECURITIES Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

- GEOGRAPHIC CONCENTRATION There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

- SMALL COMPANIES The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

- NONDIVERSIFIED FUND Because the Fund is nondiversified, it generally invests its assets in a more limited number of issuers than a diversified investment company. As a result, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

- PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

Annual Return
(Calendar Year End)

[CHART]

     96            97            98           99            00            01
----------    ----------    ----------   ----------    ----------    ----------
   43.15%        18.08%      -27.38%        3.73%        31.44%        16.72%

BEST QUARTER   1st Quarter 1996    18.38%
WORST QUARTER  3rd Quarter 1998   -23.21%

Average Annual Total Returns+
(Periods Ended 12/31/01)

                                                                          SINCE
                                                                      INCEPTION
                                            1 YEAR       5 YEARS      (7/12/95)
                                            ------       -------      ---------
Return Before Taxes                         16.72%         6.41%        11.55%
Return After Taxes on
Distributions+                              15.28%         5.56%        10.74%
Return After Taxes on Distributions
 and Sale of Fund Shares+                   10.40%         4.85%         9.31%
Russell 2000(R) Value Index*                14.03%        11.21%        13.24%
 (reflects no deduction for fees,
 expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last six calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

YOUR INVESTMENT

FEES AND EXPENSES
Annual Fund Operating Expenses
(Expenses that are Deducted From Fund assets)

                                                                                  THE
                                           AGGRESSIVE  DIVERSIFIED  EMERGING  INFORMATION  RS INTERNET
                                             GROWTH      GROWTH      GROWTH    AGE FUND(R) AGE FUND(TM)
                                             ------      ------      ------    ----------- ------------
Management Fees                              1.00%       1.00%       1.00%       1.00%       1.25%
Distribution (12b-1) Fees                    0.25%       0.25%       0.25%       0.25%       0.25%
Other Expenses                               0.43%       0.46%       0.34%       0.45%       0.66%
                                             ----        ----        ----        ----        ----
Total Annual Fund Operating Expenses         1.68%       1.71%       1.59%       1.70%       2.16%
Fee Waiver and/or Expense Limitations(1)     0.02%          -           -        0.02%       0.05%
                                             ----        ----        ----        ----        ----
Net Expenses(1)                              1.66%       1.71%       1.59%       1.68%       2.11%

                                                         SMALLER                   THE      GLOBAL
                                             MIDCAP      COMPANY     VALUE +   CONTRARIAN  NATURAL
                                         OPPORTUNITIES   GROWTH      GROWTH      FUND(TM)  RESOURCES    PARTNERS
                                         -------------   ------      ------      --------  ---------    --------
Management Fees                              1.00%       1.25%       1.00%       1.00%(2)    1.00%       1.25%
Distribution (12b-1) Fees                    0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Other Expenses                               0.42%       0.47%       0.36%       0.51%       0.72%       0.54%
                                             ----        ----        ----        ----        ----        ----
Total Annual Fund Operating Expenses         1.67%       1.97%       1.61%       1.76%(2)    1.97%       2.04%
Fee Waiver and/or Expense Limitations(1)     0.02%       0.06%          -        0.04%       0.09%       0.16%
                                             ----        ----        ----        ----        ----        ----
Net Expenses(1)                              1.65%       1.91%       1.61%       1.72%(2)    1.88%       1.88%

(1) The Net Expenses shown above for the RS Aggressive Growth Fund, The Information Age Fund(R), RS Internet Age Fund(TM), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, The Contrarian Fund(TM), RS Global Natural Resources Fund, and RS Partners Fund show the effect of expense limitations and/or fee waivers in effect through December 31, 2002, on Total Annual Fund Operating Expenses. Expense limitations and/or fee waivers are imposed pursuant to a written agreement between RS Investments and the Trust in effect through that date or pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc., and may be reimbursed by a Fund in subsequent years.

(2) Management Fees, Total Annual Fund Operating Expenses, and Net Expenses have been restated to reflect a reduction in the Management Fees paid by The Contrarian Fund(TM) from 1.50% to 1.00%.

     Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

Shareholder Fees
(paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases              None
  Maximum Deferred Sales Charge (Load)                          None
  Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends                                          None
  Redemption Fee(1)                                             None
  Exchange Fee                                                  None

(1)    A $9.00 fee is charged for redemptions made by bank wire.

EXAMPLE This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for the first year are the same as those shown on the previous page under "Net Expenses" and for all subsequent years are the same as those shown on the previous page under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses
(based on $10,000 investment)

                                           1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                           ------     -------   -------    --------
RS Aggressive Growth Fund                 $    169   $    528   $    910   $  1,979
RS Diversified Growth Fund                $    174   $    539   $    927   $  2,013
RS Emerging Growth Fund                   $    162   $    502   $    865   $  1,883
The Information Age Fund(R)               $    171   $    534   $    920   $  2,000
RS Internet Age Fund(TM)                  $    215   $    671   $  1,153   $  2,479
RS MidCap Opportunities Fund              $    168   $    524   $    904   $  1,968
RS Smaller Company Growth Fund            $    194   $    612   $  1,055   $  2,282
RS Value + Growth Fund                    $    164   $    508   $    875   $  1,905
The Contrarian Fund(TM)                   $    175   $    550   $    949   $  2,063
RS Global Natural Resources Fund          $    191   $    609   $  1,053   $  2,280
RS Partners Fund                          $    191   $    624   $  1,082   $  2,347

YOUR INVESTMENT

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in the summary information above, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments, the investment adviser for each of the Funds, might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

A Fund may not achieve its objective in all circumstances and you could lose money by investing. The following provides more detail about the Funds' principal risks and circumstances, which could adversely affect the value of a Fund's shares or its total return.

The Funds' investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. RS Investments seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of a Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for a Fund that would be inappropriate for less aggressive mutual funds. In addition, unlike most other mutual funds, some of the Funds may engage in short sales of securities, which involve special risks. Each Fund may hold a portion of its assets in cash or money market investments.

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. References in the discussion of a Fund's investment policies above to 80% of the Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

The Trustees of the Trust may change the investment objective and policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

RISKS OF INVESTING IN THE FUNDS

INVESTMENTS IN SMALLER COMPANIES Each Fund may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record or success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold the security. It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than a Fund.

FOREIGN SECURITIES (PRINCIPALLY, THE CONTRARIAN FUND(TM), GLOBAL NATURAL RESOURCES FUND, AND PARTNERS FUND) The Funds may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Each of the Funds other than those listed above, except as otherwise provided in this Prospectus, may invest in foreign securities, though none of those Funds would be expected to do so to a substantial extent.

Each of the Funds may invest in securities of issuers in developing countries. Certain Funds may at times invest a substantial portion of their assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, if any, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments. The prices of securities of issuers in developing countries are subject to greater volatility than those of issuers in many more developed countries.

DEBT SECURITIES (PRINCIPALLY, THE CONTRARIAN FUND(TM), DIVERSIFIED GROWTH FUND, MIDCAP OPPORTUNITIES FUND, AND PARTNERS FUND) Each of the Funds may invest in debt securities from time to time, if RS Investments believes investing in such securities might help achieve the Fund's objective. The MidCap Opportunities Fund and Partners Fund may invest without limit in debt securities and other fixed-income securities. Each of the other Funds (including Funds not listed above) may invest in debt securities to the extent consistent with its investment policies, although RS Investments expects that under normal circumstances those Funds would not likely invest a substantial portion of their assets in debt securities.

The MidCap Opportunities Fund, the Diversified Growth Fund, and The Contrarian Fund(TM) may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the Statement of Additional Information.

Each of the other Funds will invest only in securities rated "investment grade" or considered by RS Investments to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in the Statement of Additional Information.

A Fund may invest in zero-coupon bonds or payment-in-kind bonds. Those bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently, and may involve greater credit risk than such bonds.

A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although RS Investments will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

BORROWING AND LEVERAGING (THE CONTRARIAN FUND(TM)) The Contrarian Fund(TM) may borrow money to invest in additional portfolio securities. This practice, known as "leveraging," increases the Fund's market exposure and its risk. In addition, use of short sales by the Fund may provide the economic equivalent of the Fund's borrowing money. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on RS Investments' ability to predict market movements correctly. The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Fund's overall investment exposure and may result in losses. The amount of money borrowed by the Fund for leverage may generally not exceed one-third of the Fund's assets (including the amount borrowed).

SHORT SALES (AGGRESSIVE GROWTH FUND, RS INTERNET AGE FUND(TM), SMALLER COMPANY GROWTH FUND, VALUE + GROWTH FUND, THE CONTRARIAN FUND(TM), AND GLOBAL NATURAL RESOURCES FUND ONLY) When RS Investments anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

The Contrarian Fund(TM) may enter into short sales on securities with a value of up to 40% of the Fund's total assets. Each of the Funds listed above other than The Contrarian Fund(TM) may enter into short sales on securities with a value of up to 25% of that Fund's total assets. Use of short sales by a Fund may have the effect of providing the Fund with investment leverage. For a description of the effects and the risks of investment leverage, see "Borrowing and Leveraging" above.

OPTIONS AND FUTURES (PRINCIPALLY, MIDCAP OPPORTUNITIES FUND AND DIVERSIFIED GROWTH FUND) A Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. A Fund's options and futures transactions may include transactions in "index" options and futures.

A Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks, which are described below and in the Statement of Additional Information.

Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Fund that are the subject of a hedge. The successful use by a Fund of the strategies described above further depends on the ability of RS Investments to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out futures or options positions. Although a Fund will enter into an options or futures transaction only if RS Investments believes that a liquid secondary market exists for the options or futures contract, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Each Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. A Fund may in certain instances purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of RS Investments, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

A Fund will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. (For options that are "in the money" at the time of purchase, the amount by which the option is "in the money" is excluded from this calculation.)

NONDIVERSIFICATION AND SECTOR CONCENTRATION The Contrarian Fund(TM) and the Partners Fund are nondiversified investment companies and may invest their assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, an investment company, including a nondiversified investment company, generally may not invest more than 25% of its assets in the securities of any one issuer other than U.S. Government securities and other securities of certain other investment companies and, with respect to 50% of its total assets, an investment company may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities and securities of certain other investment companies). Thus, each of those Funds may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

At times, any of the Funds may invest more than 25% of its assets in securities of issuers in one or more market sectors such as the technology sector. A market sector may be made up of companies in a number of related industries. A Fund (other than The Information Age Fund(R), the Internet Age Fund(TM), and the Global Natural Resources Fund, which typically concentrate in specific market sectors) would only concentrate its investments in a particular market sector if RS Investments were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When a Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

HIGH-TECHNOLOGY AND THE INTERNET Many of the Funds may invest all or a substantial portion of their assets in companies in high-technology or Internet-related sectors. Companies in those sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, and enhancements, and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Investments in these sectors may be highly volatile.

SECURITIES LOANS AND REPURCHASE AGREEMENTS The Funds (other than the Value + Growth Fund) may lend portfolio securities, and the Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

DEFENSIVE STRATEGIES At times, RS Investments may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities RS Investments believes to be consistent with the Fund's best interests. If such a temporary "defensive" strategy is implemented, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. The portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

MANAGEMENT OF THE FUNDS

RS Investment Management, L.P. ("RS Investments"), 388 Market Street, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investment Management, L.P., a California partnership, was formed in 1993.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investments including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servic-ing, and shareholder reporting expenses, and payments under the Funds' Distribution Plan.

RS Investments places all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, RS Investments may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

RS Investments may at times bear certain expenses of the Funds. The Investment Advisory Agreements between the Funds and RS Investments permit RS Investments to seek reimbursement for those expenses within the succeeding two-year period, subject to any expense limitations then applicable to the Fund in question.

ADMINISTRATIVE SERVICES Each of the Aggressive Growth, Diversified Growth, The Information Age(R), RS Internet Age(TM), MidCap Opportunities, Smaller Company Growth, and Global Natural Resources funds has entered into an agreement with RS Investments pursuant to which RS Investments provides administrative services to the Fund. No fees are payable by the Funds under the agreement.

Advisory Fees
(as a percentage of each fund's average net assets)

                                ADVISORY    CONTRACTUAL
                               FEES PAID(1)     RATE
                               ------------     ----
RS Aggressive Growth Fund          1.00%       1.00%
RS Diversified Growth Fund         1.00%       1.00%
RS Emerging Growth Fund            1.00%       1.00%
The Information Age Fund(R)        0.99%       1.00%
RS Internet Age Fund(TM)           1.25%       1.25%
RS MidCap Opportunities Fund       1.00%       1.00%
RS Smaller Company Growth
Fund                               1.24%       1.25%
RS Value + Growth Fund             0.99%       1.00%
The Contrarian Fund(TM)            1.50%       1.50%(2)
RS Global Natural Resources
Fund                               1.00%       1.00%
RS Partners Fund                   1.17%       1.25%

(1) The fees paid reflect expenses borne by RS Investments pursuant to expense limitations in effect during the period for certain Funds. In addition, they reflect reimbursements by the Funds during the year for expenses borne by RS Investments in prior periods.

(2)  1.00% from January 1, 2002.

Elijah Asset Management, LLC served as sub-adviser to The Information Age Fund(R) and the Value + Growth Fund until July 2001. RS Investments paid fees to Elijah Asset Management, LLC equal to 50% of the fees paid to RS Investments by each Fund under its Investment Advisory Agreement.

Eastbourne Capital Management, LLC served as sub-adviser to The Contrarian Fund(TM) until December 2001. RS Investments paid fees to Eastbourne Capital Management, LLC equal to 40% of the fees paid to RS Investments under its Investment Advisory Agreement with the Fund.

PORTFOLIO MANAGERS

[PHOTO OF STEPHEN J. BISHOP]
STEPHEN J. BISHOP has been co-portfolio manager of the RS INTERNET AGE FUND(TM) since January 2001 and THE INFORMATION AGE FUND(R) since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, covering the technology sector. Prior to joining the firm, he was an analyst in the corporate finance department of Dean Witter Reynolds, Inc., and a summer associate at RCM Capital Management. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

[PHOTO OF JAMES L. CALLINAN]
JAMES L. CALLINAN has managed the RS EMERGING GROWTH FUND since 1996 and the RS AGGRESSIVE GROWTH FUND since its inception. He has also been co-portfolio manager of the RS INTERNET AGE FUND(TM) since its inception and THE INFORMATION AGE FUND(R) since July 2001. Prior to joining the firm in June 1996, Mr. Callinan was portfolio manager of the Putnam OTC & Emerging Growth Fund. He received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

[PHOTO OF WENDELL H. LAIDLEY]
WENDELL H. LAIDLEY has been co-portfolio manager of the RS INTERNET AGE FUND(TM) and THE INFORMATION AGE FUND(R) since February 2002. Prior to joining RS Investments in February 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Mr. Laidley holds a B.A. in economics from Hobart & William Smith College.

[PHOTO OF ANDREW P. PILARA, JR.]
ANDREW P. PILARA, JR. has managed the RS PARTNERS FUND and the RS GLOBAL NATURAL RESOURCES FUND since their inceptions. Mr. Pilara has been primarily responsible for the management of THE CONTRARIAN FUND(TM) since January 2001. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for nearly 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from St. Mary's College.

[PHOTO OF JOHN H. SEABERN]
JOHN H. SEABERN is co-portfolio manager of the RS DIVERSIFIED GROWTH FUND and has served on the Fund's management team since its inception. Mr. Seabern is also a research analyst for the RS MidCap Opportunities Fund. Prior to joining the firm in September 1993, he was a performance analyst at Duncan-Hurst Capital Management. Mr. Seabern holds a B.S. in finance from the University of Colorado, and is a Chartered Financial Analyst.

[PHOTO OF JOHN L. WALLACE]
JOHN L. WALLACE has managed the RS MidCap Opportunities Fund and the RS DIVERSIFIED GROWTH FUND since their inceptions. Mr. Wallace has also led a team of investment professionals managing the RS Value + Growth Fund since July 2001. Prior to joining the firm in 1995, he was a vice president at Oppenheimer Management Corporation and portfolio manager of the Oppenheimer Main Street Income and Growth Fund. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

[PHOTO OF WILLIAM J. WOLFENDEN III]
WILLIAM J. WOLFENDEN III has managed the RS SMALLER COMPANY GROWTH FUND since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

HOW SHARES ARE PRICED

Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of 4:30 p.m. Eastern Time on each day the New York Stock Exchange is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.

The Funds will not price their shares on days when the New York Stock Exchange is closed.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of a Fund's shares is calculated. Because certain of the securities in which a Fund may invest may trade on days when such Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange, which will not be reflected in the computation of net asset value. If events materially affecting the values of such securities occur during such period, then these securities will be valued at their fair values following procedures approved by the Trustees.

During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund's net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

HOW TO PURCHASE SHARES

Currently, your minimum initial investment is $5,000 in any Fund ($1,000 for IRA and for gift/transfer-to-minor accounts), and your subsequent investments must be at least $100 ($1 for IRA). You may obtain an Application by calling RS Investments at 1-800-766-FUND, by visiting www.RSinvestments.com, or by writing to RS Investments at 388 Market Street, San Francisco, CA 94111. For more information on RS Funds IRAs, please call to request an IRA Disclosure Statement.

INITIAL INVESTMENTS You may make your initial investment by mail or by wire transfer as described on the next page.

- BY MAIL Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one Fund, make your check payable to RS Investments), to the Funds' Transfer Agent: National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717.

- BY OVERNIGHT MAIL Send the information described above to National Financial Data Services, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

- ONLINE Investors in any Fund may open new accounts and exchange and redeem shares through the RS Investments Web site. To use this service, you will need a Web browser that supports 128-bit encryption, included with Netscape version 4.74 or newer or Internet Explorer version 5.5 or newer. RS Investments will accept Internet purchase instructions only for exchanges or if the purchase price is paid to RS Investments through debiting your bank account. RS Investments imposes a limit of $50,000 on Internet purchase and redemption transactions. You may also download an Automatic Investment Application to open an account from the Web site, complete it by hand, and mail it to RS Investments, along with a check and/or banking instructions. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE Telephone National Financial Data Services at 1-800-624-8025. Indicate the name(s) to be used on the account registration, the mailing address, your Social Security Number or tax ID number, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank.

     Then instruct your bank to wire the specified amount, along with your account name and number to:

     State Street Bank and Trust Company
     ABA# 011 000028
     Attn: Custody
     DDA# 99047177
     225 Franklin Street Boston, MA 02110
     Credit:[Name of Fund]
     For further credit:
     (Shareholder's name)
     (Shareholder's account #)

     At the same time, you MUST mail a completed and signed Application to National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. Failure to supply a signed Application may result in backup withholding for payment to the U.S. Treasury as discussed in the Statement of Additional Information.

You also may purchase and sell shares through certain securities brokers. Such brokers may charge you a transaction fee for this service; account options available to clients of securities brokers, including arrangements regarding the purchase and sale of Fund shares, may differ from those available to people investing directly in the Funds. The Funds, RS Investments, or PFPC Distributors, Inc. ("PFPC Distributors"), the Funds' distributor, may in their discretion pay such brokers for shareholder, subaccounting, and other services.

SUBSEQUENT INVESTMENTS After your account is open, you may invest by Web, mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. Please use separate checks or wires for investments to separate accounts.

- AUTOBUY The Autobuy option allows shareholders to purchase shares by moving money directly from their checking account to a Fund. If you have established the Autobuy option, you may purchase additional shares in an existing account in any amount that does not exceed the cumulative dollar value held in the account by calling the Transfer Agent at 1-800-624-8025 and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the New York Stock

     Exchange). There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction, along with a voided check, to the Transfer Agent.

OTHER INFORMATION ABOUT PURCHASING SHARES The RS Emerging Growth Fund is currently closed to new investors. Generally, shareholders of other Funds who are not currently shareholders in the RS Emerging Growth Fund will not be permitted to exchange their shares for shares of the RS Emerging Growth Fund. However, certain retirement plans and new investors purchasing shares through certain finacial intermediaries may be permitted to purchase (or exchange other Fund shares for) shares of the RS Emerging Growth Fund. Contact RS Investments for more information.

All purchases of the Funds' shares are subject to acceptance by a Fund and are not binding until accepted and shares are issued. Failure to include your specific Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the net asset value next determined after the purchase is accepted. (See "How Shares Are Priced.") However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent on the following business day may be effected at the net asset value determined on the prior business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. Third-party checks will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this Prospectus.

No share certificates will be issued.

HOW TO SELL SHARES

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day by following one of the procedures explained below.

- BY MAIL You may redeem your shares of a Fund by mailing a written request for redemption to the Transfer Agent that:

     -    States the number of shares or dollar amount to be redeemed.

     -    Identifies your Fund and account number.

     - Is signed by you and all other owners of the account exactly as their names appear on the account.

     If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents that support their authority to effect a redemption.

- BY TELEPHONE Unless you have indicated you do not wish to establish telephone redemption privileges (see the Account Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-624-8025 by the close of the New York

     Stock Exchange, normally 4:00 p.m. Eastern Time, on any day the New York Stock Exchange is open for business.

     If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

     Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days notice.

- ONLINE Internet cash redemptions will be paid to the same bank account from which the payment to RS Investments originated. RS Investments imposes a limit of $50,000 on Internet redemption transactions.

     You may be able to initiate many transactions electronically. Neither the Funds nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer Agent may request personalized security codes or other information. For transactions conducted through the Internet, RS Investments requires the use of an Internet browser with 128-bit encryption. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE If your financial institution receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions. The Funds will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

- AUTOSELL The Autosell option allows shareholders to redeem shares from their RS Fund accounts and to have the proceeds sent directly to their checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-624-8025 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, you need to request an Automatic Investment form and send it with a voided check to the Transfer Agent.

GENERAL REDEMPTION POLICIES The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, a Fund may suspend repurchases, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of a Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after your purchase of shares through the Autobuy option is accepted.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent by an overnight courier service.

EXCHANGES

Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required, and the shareholder is a resident of a state where shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. (You may not exchange shares of a Fund for shares of the RS Emerging Growth Fund unless you are currently a shareholder of the RS Emerging Growth Fund.) However, you may not exchange your investment more than four times in any 12-month period (including the initial exchange of your investment from that Fund during the period, and subsequent exchanges of that investment from other Funds or the RS Money Market Fund during the same 12-month period).

Investors should note that an exchange is a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days prior notice to shareholders.

Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Account Application or call the Funds for details), you may make exchanges by telephone.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

-    Reinvest your distributions in additional shares of your Fund.

-    Receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless the shareholder requests cash payment on at least 10 days prior written notice to the Transfer Agent.

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

TAXES ON DIVIDENDS AND DISTRIBUTIONS For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long shareholders have held Fund shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before an investment in a Fund (and thus were included in the price paid for the Fund shares). Distributions of gains from investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax at the capital gains rate, depending on your holding period.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments to satisfy its distribution requirements.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders in a Fund that invests more than 50% of its assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes.

CONSULT YOUR TAX ADVISER ABOUT OTHER POSSIBLE TAX CONSEQUENCES This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

PFPC Distributors is the principal underwriter of the Funds' shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of a Fund's shares, each Fund makes payments to PFPC Distributors under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each of the Funds pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.

RS Investments provides certain services to PFPC Distributors in respect of the promotion of the shares of the Funds. In return for those services, PFPC Distributors pays to RS Investments a portion of the payments received by PFPC Distributors under the Distribution Plan. The Plan is a compensation plan.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial institutions in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial institutions in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial institution-sponsored special events. In some instances, this compensation may be made available only to certain financial institutions whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

In addition, the Funds pay to RS Investments amounts intended to reimburse RS Investments for expenses borne by it in respect of certain shareholder services. The amounts of such reimbursements are calculated in a manner approved by the Trustees and are reviewed by the Trustees periodically. These amounts are in addition to any amounts received by RS Investments from PFPC Distributors.

The Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis. As a result, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

RS AGGRESSIVE GROWTH FUND

                                                                     PERIOD
                                                                     5/1/00
                                                   YEAR ENDED        THROUGH
                                                    12/31/01       12/31/00(1)
                                                    --------       -----------
Net asset value, beginning of period             $       8.22     $      10.00
Net investment income/(loss)                            (0.07)           (0.04)
Net realized and unrealized gain/(loss)                 (1.97)           (1.74)

TOTAL OPERATIONS                                        (2.04)           (1.78)
Distributions from net investment income                    -                -
Distributions from net realized capital gains               -                -

Net asset value, end of period                   $       6.18     $       8.22
TOTAL RETURN                                           (24.82)%         (17.80)%
Net assets, end of period (thousands)            $     98,351     $    181,151
Net ratio of expenses to average net assets(2)           1.49%            1.46%(3)
Gross ratio of expenses to average net assets            1.68%            1.66%(3)
Net ratio of net investment income/(loss) to
average net assets(2)                                   (0.89)%          (0.81)%(3)
Gross ratio of net investment income/(loss) to
average net assets                                      (1.08)%          (1.01)%(3)
Portfolio turnover rate                                   198%             167%

(1)  The RS Aggressive Growth Fund commenced operations on May 1, 2000.

(2) For the year ended December 31, 2001, pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.64% and (1.04)%, respectively.

(3)  Annualized.

RS AGGRESSIVE GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS DIVERSIFIED GROWTH FUND

                                                     YEAR               YEAR            YEAR            YEAR             YEAR
                                                    ENDED              ENDED            ENDED           ENDED            ENDED
                                                   12/31/01          12/31/00         12/31/99       12/31/98(1)      12/31/97(1)
                                                   --------          --------         --------       -----------      -----------
Net asset value, beginning of period             $      22.83     $      32.99     $      15.89     $      14.04     $      12.42
Net investment income/(loss)                            (0.18)           (0.25)               -            (0.19)           (0.17)
Net realized and unrealized gain/(loss)                  0.61            (8.69)           22.58             2.43             3.72

TOTAL OPERATIONS                                         0.43            (8.94)           22.58             2.24             3.55
Distributions from net investment income                    -                -                -                -                -
Distribution from net realized capital gain                 -            (1.22)           (5.48)           (0.39)           (1.93)

Net asset value, end of period                   $      23.26     $      22.83     $      32.99     $      15.89     $      14.04
TOTAL RETURN                                             1.88%          (26.91)%         150.21%           16.28%           29.45%
Net assets, end of period (thousands)            $    853,309     $    567,888     $    304,746     $     69,031     $     80,278
Net ratio of expenses to average net assets(2)           1.52%            1.51%            1.84%            1.89%            1.94%
Gross ratio of expenses to average net assets            1.71%            1.66%            1.89%            1.95%            2.14%
Net ratio of net investment income/(loss) to
average net assets(2)                                   (1.03)%          (1.01)%          (1.40)%          (1.29)%          (1.20)%
Gross ratio of net investment income/(loss) to
average net assets                                      (1.22)%          (1.16)%          (1.44)%          (1.35)%          (1.40)%
Portfolio turnover rate                                   255%             383%             473%             403%             370%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

(2) For the year ended December 31, 2001, pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.71% and (1.22)%, respectively.

RS DIVERSIFIED GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS EMERGING GROWTH FUND

                                                     YEAR             YEAR            YEAR              YEAR              YEAR
                                                     ENDED            ENDED           ENDED             ENDED             ENDED
                                                    12/31/01         12/31/00        12/31/99        12/31/98(1)       12/31/97(1)
                                                    --------         --------        --------        -----------       -----------
Net asset value, beginning of period             $      44.02     $      60.67     $      22.95     $      18.71     $      20.07
Net investment income/(loss)                            (0.29)           (0.47)            0.14            (0.20)           (0.14)
Net realized and unrealized gain/(loss)                (11.73)          (14.74)           40.89             5.32             3.80

TOTAL OPERATIONS                                       (12.02)          (15.21)           41.03             5.12             3.66
Distributions from net investment income                  ---              ---              ---              ---              ---
Distribution from net realized capital gain               ---            (1.44)           (3.31)           (0.88)           (5.02)

Net asset value, end of period                   $      32.00     $      44.02     $      60.67     $      22.95     $      18.71
TOTAL RETURN                                           (27.31)%         (25.04)%         182.56%           28.02%           18.54%
Net assets, end of period (thousands)            $  2,473,783     $  3,867,028     $  3,579,620     $    403,330     $    248,730
Net ratio of expenses to average net assets(2)           1.37%            1.29%            1.51%            1.47%            1.50%
Gross ratio of expenses to average net assets            1.59%            1.50%            1.51%            1.47%            1.50%
Net ratio of net investment income/(loss) to
average net assets(2)                                   (0.79)%          (0.82)%          (1.19)%          (1.03)%          (0.68)%
Gross ratio of net investment income/(loss) to
average net assets                                      (1.01)%          (1.03)%          (1.19)%          (1.03)%          (0.68)%
Portfolio turnover rate                                   148%             157%             177%             291%             462%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

(2) For the year ended December 31, 2001, pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.57% and (0.99)%, respectively.

The RS Emerging Growth Fund is currently closed to new investors.

RS EMERGING GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

THE INFORMATION AGE FUND(R)

                                                      YEAR           YEAR              YEAR              YEAR             YEAR
                                                     ENDED           ENDED             ENDED             ENDED            ENDED
                                                    12/31/01        12/31/00         12/31/99         12/31/98(1)      12/31/97(1)
                                                    --------        --------         --------         -----------      -----------
Net asset value, beginning of period             $      19.01     $      35.79     $      17.96     $      11.80     $      11.51
Net investment income/(loss)                            (0.14)           (0.40)               -            (0.20)           (0.22)
Net realized and unrealized gain/(loss)                 (4.05)          (12.05)           21.72             6.36             0.95

TOTAL OPERATIONS                                        (4.19)          (12.45)           21.72             6.16             0.73
Distributions from net investment income                    -                -                -                -                -
Distribution from net realized capital gain             (0.29)           (4.33)           (3.89)               -            (0.44)

Net asset value, end of period                   $      14.53     $      19.01     $      35.79     $      17.96     $      11.80
TOTAL RETURN                                           (22.11)%         (35.09)%         126.22%           52.20%            6.15%
Net assets, end of period (thousands)            $    125,099     $    201,820     $    354,636     $    159,604     $    118,832
Net ratio of expenses to average net assets              1.67%            1.54%            1.68%            1.74%            1.82%
Gross ratio of expenses to average net assets            1.70%            1.54%            1.69%            1.74%            1.82%
Net ratio of net investment income/(loss) to
average net assets                                      (0.87)%          (1.22)%          (1.54)%          (1.55)%          (1.71)%
Gross ratio of net investment income/(loss) to
average net assets                                      (0.90)%          (1.22)%          (1.55)%          (1.55)%          (1.71)%
Portfolio turnover rate                                   318%             185%             182%             224%             369%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

THE INFORMATION AGE FUND(R) The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS INTERNET AGE FUND(TM)

                                                                                        PERIOD
                                                     YEAR             YEAR             12/1/99
                                                     ENDED            ENDED            THROUGH
                                                   12/31/01          12/31/00        12/31/99(1)
                                                   --------          --------        -----------
Net asset value, beginning of period             $       6.53     $      12.18     $      10.00
Net investment income/(loss)                            (0.05)           (0.20)               -
Net realized and unrealized gain/(loss)                 (0.72)           (5.45)            2.18

TOTAL OPERATIONS                                        (0.77)           (5.65)            2.18

Distributions from net investment income                    -                -                -
Distribution from net realized capital gain                 -                -                -

Net asset value, end of period                   $       5.76     $       6.53     $      12.18
TOTAL RETURN                                           (11.79)%         (46.39)%          21.80%
Net assets, end of period (thousands)            $     69,069     $    100,281     $    103,585
Net ratio of expenses to average net assets(2)           1.85%            1.78%            1.76%(3)
Gross ratio of expenses to average net assets            2.16%            2.00%            1.82%(3)
Net ratio of net investment income/(loss) to
average net assets(2)                                   (0.81)%          (1.52)%          (1.34)%(3)
Gross ratio of net investment income/(loss) to
average net assets                                      (1.12)%          (1.74)%          (1.40)%(3)
Portfolio turnover rate                                   315%             238%               2%

(1)  RS Internet Age Fund(TM) commenced operations on December 1, 1999.

(2) For the year ended December 31, 2001, pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 2.11% and (1.07)%, respectively.

(3)  Annualized.

RS INTERNET AGE FUND(TM) The financial highlights table above is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS MIDCAP OPPORTUNITIES FUND

                                                       YEAR            YEAR             YEAR            YEAR             YEAR
                                                      ENDED           ENDED            ENDED           ENDED             ENDED
                                                    12/31/01        12/31/00         12/31/99        12/31/98(1)      12/31/97(1)
Net asset value, beginning of period             $      11.65     $      15.92     $      14.04     $      13.52     $      13.62
Net Investment income/(loss)                             0.10            (0.02)            0.04             0.14             0.07
Net realized and unrealized gain/(loss)                 (1.73)           (1.09)            6.95             1.34             2.90

TOTAL OPERATIONS                                        (1.63)           (1.11)            6.99             1.48             2.97
Distributions from net investment income                (0.10)           (0.02)           (0.05)           (0.19)           (0.04)
Distribution from net realized capital gain                 -            (3.14)           (5.06)           (0.77)           (3.03)

Net asset value, end of period                   $       9.92     $      11.65     $      15.92     $      14.04     $      13.52
TOTAL RETURN                                           (14.01)%          (6.28)%          56.12%           11.65%           22.40%
Net assets, end of period (thousands)            $    156,326     $    197,915     $    226,529     $    183,910     $    298,669
Net ratio of expenses to average net assets(2)           1.47%            1.39%            1.59%            1.30%            1.30%
Gross ratio of expenses to average net assets            1.67%            1.58%            1.67%            1.64%            1.72%
Net ratio of net investment income/(loss) to
average net assets(2)                                    0.87%           (0.14)%           0.31%            1.00%            0.45%
Gross ratio of net investment income/(loss) to
average net assets                                       0.67%           (0.33)%           0.23%            0.65%            0.03%
Portfolio turnover rate                                   409%             542%             408%             212%             236%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

(2) For the year ended December 31, 2001, pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.65% and 0.69%, respectively.

RS MIDCAP OPPORTUNITIES FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS SMALLER COMPANY GROWTH FUND

                                                     YEAR              YEAR               YEAR            YEAR             YEAR
                                                    ENDED             ENDED              ENDED           ENDED             ENDED
                                                   12/31/01          12/31/00          12/31/99        12/31/98(1)      12/31/97(1)
                                                   --------          --------          --------        -----------      -----------
Net asset value, beginning of period             $      20.69     $      22.34     $      14.26     $      14.35     $      11.00
Net investment income/(loss)                            (0.21)           (0.33)             ---            (0.21)           (0.19)
Net realized and unrealized gain/(loss)                  1.90             1.24             8.08             0.12             3.54

TOTAL OPERATIONS                                         1.69             0.91             8.08            (0.09)            3.35
Distributions from net investment income                  ---              ---              ---              ---              ---
Distribution from net realized capital gain             (0.60)           (2.56)             ---              ---              ---

Net asset value, end of period                   $      21.78     $      20.69     $      22.34     $      14.26     $      14.35
TOTAL RETURN                                             8.31%            4.44%           56.66%           (0.63)%          30.45%
Net assets, end of period (thousands)            $    116,490     $    106,349     $    103,312     $     94,723     $    104,858
Net ratio of expenses to average net assets(2)           1.66%            1.67%            1.92%            1.91%            1.95%
Gross ratio of expenses to average net assets            1.97%            1.93%            1.97%            2.01%            2.60%
Net ratio of net investment income/(loss) to
average net assets(2)                                   (1.10)%          (1.41)%          (1.67)%          (1.46)%          (1.35)%
Gross ratio of net investment income/(loss) to
average net assets                                      (1.41)%          (1.67)%          (1.72)%          (1.56)%          (2.00)%
Portfolio turnover rate                                   167%             126%              90%             108%             170%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

(2) For the year ended December 31, 2001, pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.91% and (1.35)%, respectively.

RS SMALLER COMPANY GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS VALUE + GROWTH FUND

                                                     YEAR              YEAR               YEAR            YEAR             YEAR
                                                    ENDED             ENDED              ENDED           ENDED             ENDED
                                                   12/31/01          12/31/00          12/31/99        12/31/98(1)      12/31/97(1)
                                                   --------          --------          --------        -----------      -----------
Net asset value, beginning of period             $      24.62     $      30.43     $      25.92     $      23.18     $      24.16
Net investment income/(loss)                            (0.21)           (0.33)             ---            (0.25)           (0.26)
Net realized and unrealized gain/(loss)                 (4.80)           (3.14)            7.16             6.33             3.71

TOTAL OPERATIONS                                        (5.01)           (3.47)            7.16             6.08             3.45
Distributions from net investment income                  ---              ---              ---              ---              ---
Distribution from net realized capital gain             (2.54)           (2.34)           (2.65)           (3.34)           (4.43)

Net asset value, end of period                   $      17.07     $      24.62     $      30.43     $      25.92     $      23.18
TOTAL RETURN                                           (20.43)%         (11.09)%          28.43%           27.44%           13.81%
Net assets, end of period (thousands)            $    297,613     $    482,194     $    673,900     $    677,505     $    752,994
Net ratio of expenses to average net assets              1.60%            1.53%            1.59%            1.46%            1.44%
Gross ratio of expenses to average net assets            1.61%            1.53%            1.59%            1.46%            1.44%
Net ratio of net investment income/(loss) to
average net assets                                      (0.96)%          (1.05)%          (1.20)%          (0.96)%          (0.96)%
Gross ratio of net investment income/(loss) to
average net assets                                      (0.97)%          (1.05)%          (1.20)%          (0.96)%          (0.96)%
Portfolio turnover rate                                   172%              71%              80%             190%             228%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

RS VALUE + GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

THE CONTRARIAN FUND(TM)

                                                     YEAR              YEAR               YEAR            YEAR             YEAR
                                                    ENDED             ENDED              ENDED           ENDED             ENDED
                                                   12/31/01          12/31/00          12/31/99        12/31/98(1)      12/31/97(1)
                                                   --------          --------          --------        -----------      -----------
Net asset value, beginning of period             $      11.03     $      10.00    $       7.23     $      11.61     $      16.57
Net investment income/(loss)                            (0.07)            0.02            0.20            (0.08)             ---
Net realized and unrealized gain/(loss)                 (0.84)            1.01            2.57            (3.72)           (4.88)

Total Operations                                        (0.91)            1.03            2.77            (3.80)           (4.88)
Distributions from net investment income                  ---              ---             ---              ---              ---
Distribution from net realized capital gain               ---              ---             ---            (0.58)           (0.08)

Net asset value, end of period                   $      10.12     $      11.03    $      10.00     $       7.23     $      11.61
Total Return                                            (8.25)%          10.30%          38.31%          (32.69)%         (29.51)%
Net assets, end of period (thousands)            $     66,934     $     91,919    $    115,911     $    124,666     $    398,242
Net ratio of expenses to average net assets              2.22%            2.22%           2.17%            2.83%            2.48%
Gross ratio of expenses to average net assets            2.26%            2.25%           2.43%            2.83%            2.48%
Net ratio of net investment income/(loss) to
average net assets                                      (0.59)%           0.19%          (1.17)%          (0.80)%           0.01%
Gross ratio of net investment income/(loss) to
average net assets                                      (0.63)%           0.16%          (1.43)%          (0.80)%           0.01%
Portfolio turnover rate                                   131%             117%             86%              39%              36%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

THE CONTRARIAN FUND(TM) The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS GLOBAL NATURAL RESOURCES FUND

                                                     YEAR              YEAR               YEAR            YEAR             YEAR
                                                    ENDED             ENDED              ENDED           ENDED             ENDED
                                                   12/31/01          12/31/00          12/31/99        12/31/98(1)      12/31/97(1)
                                                   --------          --------          --------        -----------      -----------
Net asset value, beginning of period             $      11.49     $       9.13     $       7.46     $      11.67     $      14.29
Net investment income/(loss)                            (0.09)           (0.06)           (0.01)           (0.07)           (0.05)
Net realized and unrealized gain/(loss)                  0.16             2.42             1.68            (3.95)           (2.39)

TOTAL OPERATIONS                                         0.07             2.36             1.67            (4.02)           (2.44)
Distributions from net investment income                   --               --               --               --               --
Distribution from net realized capital gain                --               --               --            (0.19)           (0.18)

Net asset value, end of period                   $      11.56     $      11.49     $       9.13     $       7.46     $      11.67
TOTAL RETURN                                             0.61%           25.85%           22.39%          (34.45)%         (17.14)%
Net assets, end of period (thousands)            $     21,777     $     29,371     $     22,818     $     23,476     $     78,371
Net ratio of expenses to average net assets              1.86%            1.98%            2.09%            1.95%            1.81%
Gross ratio of expenses to average net assets            1.97%            2.10%            2.42%            2.21%            1.82%
Net ratio of net investment income/(loss) to
average net assets                                      (0.58)%          (0.53)%          (1.72)%          (0.69)%          (0.38)%
Gross ratio of net investment income/(loss) to
average net assets                                      (0.69)%          (0.65)%          (2.05)%          (0.96)%          (0.38)%
Portfolio turnover rate                                   167%             159%             140%              63%              97%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

RS GLOBAL NATURAL RESOURCES FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS PARTNERS FUND

                                                     YEAR              YEAR               YEAR            YEAR             YEAR
                                                    ENDED             ENDED              ENDED           ENDED             ENDED
                                                   12/31/01          12/31/00          12/31/99        12/31/98(1)      12/31/97(1)
                                                   --------          --------          --------        -----------      -----------
Net asset value, beginning of period             $         15.72  $         11.96 $         11.53  $         16.49  $         14.60
Net investment income/(loss)                                0.04             0.09           (0.04)           (0.04)            0.13
Net realized and unrealized gain/(loss)                     2.57             3.67            0.47            (4.31)            2.52

TOTAL OPERATIONS                                            2.61             3.76            0.43            (4.35)            2.65
Distribution from net investment income                       --               --              --            (0.38)           (0.12)
Distribution from net realized capital gain                (0.66)              --              --            (0.23)           (0.64)

Net asset value, end of period                   $         17.67  $         15.72 $         11.96  $         11.53  $         16.49
TOTAL RETURN                                               16.72%           31.44%           3.73%          (27.38)%          18.08%
Net assets, end of period (thousands)            $        71,567  $        28,297 $        22,374  $        47,936  $       194,133
Net ratio of expenses to average net assets                 1.88%            1.90%           2.13%            1.88%            1.78%
Gross ratio of expenses to average net assets               2.04%            2.22%           2.79%            2.07%            1.78%
Net ratio of net investment income/(loss) to
average net assets                                         (0.07)%           0.73%          (1.24)%          (0.26)%           0.82%
Gross ratio of net investment income/(loss) to
average net assets                                         (0.23)%           0.41%          (1.90)%          (0.46)%           0.82%
Portfolio turnover rate                                      198%             134%             84%              73%              78%

(1) Per-share data has been determined by using the average number of shares outstanding throughout the period.

RS PARTNERS FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

CALL 1-800-766-FUND   www.RSinvestments.com   388 MARKET STREET SAN FRANCISCO CA 94111

ADDITIONAL INFORMATION

The Trust's Statement of Additional Information (SAI) dated May 1, 2002, and annual and semiannual reports to shareholders contain additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain free copies of these materials, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address above or by calling 1-800-766-FUND [3863].

The Trust and RS Investments have adopted codes of ethics which, under certain circumstances, permit personnel subject to those codes to invest in securities that may be purchased or held by the Funds. The codes of ethics of the Trust and RS Investments are filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the codes of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the codes of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.

Investment Company Act File No. 811-05159

P121      522306

                                                           [RS INVESTMENTS LOGO]

PROSPECTUS RS INVESTMENT TRUST    May 1, 2002

CALL 1-800-766-FUND | www.RSinvestments.com | 388 MARKET STREET SAN FRANCISCO CA 94111

RS MONEY MARKET FUND

THE RS MONEY MARKET FUND IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME AND TO PRESERVE CAPITAL.

THE RS MONEY MARKET FUND IS A SERIES OF SHARES OF RS INVESTMENT TRUST.

YOU CAN CALL RS INVESTMENTS AT 1-800-766-FUND TO FIND OUT MORE ABOUT THE FUND. THIS PROSPECTUS EXPLAINS WHAT YOU SHOULD KNOW ABOUT THE FUND BEFORE YOU INVEST. PLEASE READ IT CAREFULLY.

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR DETERMINED IF THIS PROSPECTUS IS ACCURATE
OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                                           [RS INVESTMENTS LOGO]

SUMMARY INFORMATION

INVESTMENT OBJECTIVE To seek a high level of income consistent with liquidity and the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in high-quality, short-term investments. These investments include obligations of the U.S. Government and of foreign governments, their agencies, and instrumentalities (including government-sponsored enterprises), U.S. and foreign bank obligations, corporate debt obligations, repurchase agreements, and asset-backed securities. Short-term investments have a remaining maturity of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests all of its assets in a Master Portfolio that has an investment objective and investment policies that are substantially similar to those of the Fund. For simplicity's sake, all discussion of investment objectives, strategies, and risks of the Fund refer also to the objectives, strategies, and risks of that Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to the Master Portfolio appears under the heading "Master/Feeder Mutual Fund Structure," on a subsequent page.

PRINCIPAL RISKS The values of the short-term investments in which the Fund invests may fall because of an increase in interest rates. Increasing interest rates reduce the values of debt securities generally, even the values of debt securities issued by the U.S. Government.

The values of individual investments held by the Fund may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

RS MONEY MARKET FUND

FEES AND EXPENSES

Shareholder Fees
(paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases       None

  Maximum Deferred Sales Charge (Load)                   None

  Maximum Sales Charge (Load) Imposed on

  Reinvested Dividends                                   None

  Redemption Fee(1)                                      None

  Exchange Fee                                           None

1. A $9.00 fee is charged for redemptions made by bank wire.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees(1)                             .35%

  Distribution (12b-1) Fees(2)                   .00%

  Other Expenses(1)                              .30%
                                                 ----
  Total Annual Fund Operating Expenses(1)        .65%

  Fee Waiver and/or Expense Limitations(3)       .05%
                                                 ----
  Net Expenses(1,3)                              .60%


1. This table and the following Example reflect the expenses of both the Fund and the Master Portfolio in which it invests. "Management Fees" in the table above reflect administrative fees paid to RS Investments at an annual rate of 0.25%.

2. The Fund's Distribution Plan contemplates that the Fund may pay Distribution Fees at an annual rate of up to 0.25%. The Fund currently pays no Distribution Fees.

3. Net Expenses show the effect of an expense limitation in effect through December 31, 2002 on Total Annual Fund Operating Expenses. The expense limitation is imposed pursuant to a written agreement between RS Investments and the Trust; expenses borne by RS Investments under that agreement may be reimbursed by the Fund in subsequent years.

Because of Rule 12b-1 fees that may be paid by the Fund, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules. The Fund currently pays no such fees.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above (or, in the case of the first year, the same as the Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses
(based on $10,000 investment)


                               1 YEAR   3 YEARS  5 YEARS  10 YEARS
  RS Money Market Fund          $61      $203     $357      $805

PRINCIPAL INVESTMENTS

The Fund invests in fixed rate, floating rate, and variable rate debt securities that meet the following requirements:

-    They have remaining maturities of 397 days (about 13 months) or less.

- They rank in the top two quality short-term categories, according to credit rating agencies such as Moody's Investors Service or Standard & Poor's.

- If the securities are unrated, the investment adviser must have determined that they are of comparable quality to that of the rated securities the Fund is permitted to buy.

-    Principal and interest must be payable in U.S. dollars.

The Fund's investments may include:

- FLOATING RATE AND VARIABLE RATE OBLIGATIONS, which are debt instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

- U.S. AND FOREIGN GOVERNMENT DEBT, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association.

- U.S. AND FOREIGN BANK OBLIGATIONS, which are obligations backed by funds of a financial institution. In addition to domestic bank obligations, the Fund may invest in obligations of foreign bank branches located inside and outside the United States and U.S. bank branches located outside the United States.

- CORPORATE OBLIGATIONS, including unsecured debt instruments, such as commercial paper and corporate notes, issued by financial institutions, insurance companies, and industrial corporations.

- REPURCHASE AGREEMENTS, obligating a seller of U.S. Government securities or other high-quality securities to buy them back from the Fund within a specified period of time at an agreed-upon price.

- ASSET-BACKED SECURITIES, which are financial instruments collateralized by one or more types of assets, including loans and receivables.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER The Fund is a feeder fund that invests all of its assets in the Money Market Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio, which has an investment objective and investment policies that are substantially similar to those of the Fund. Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive a monthly fee at an annual rate of 0.10% of the Master Portfolio's average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which in turn is an indirect subsidiary of Barclays Bank PLC. As of December 31, 2001, BGI and its affiliates, including BGFA, provided investment advisory services for assets worth in excess of $760 billion.

The Fund has entered into an Investment Advisory Agreement with RS Investment Management, L.P. ("RS Investments"), 388 Market Street, San Francisco, CA 94111, pursuant to which RS Investments would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Master Portfolio. Under that Agreement, the Fund would pay fees to RS Investments monthly at the annual rate of 0.10% of the Fund's average daily net asset value. RS Investments will not receive any fees under that agreement so long as the Fund continues to invest substantially all of its assets in the Master Portfolio or in another investment company. RS Investments is a California limited partnership that was formed in 1993.

The Trust pays all expenses not assumed by RS Investments including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Fund's Distribution Plan.

RS Investments may at times bear certain expenses of the Fund. The Investment Advisory Agreement between the Fund and RS Investments permits RS Investments to seek reimbursement for those expenses within the succeeding two-year period, subject to any expense limitations then applicable to the Fund in question.

ADMINISTRATIVE SERVICES The Fund has entered into an agreement with RS Investments pursuant to which RS Investments provides administrative services to the Fund. For its services under the agreement, RS Investments is entitled to receive a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets.

HOW THE FUND'S SHARES ARE PRICED

Shares are valued as of the close of regular trading (normally 4 p.m. Eastern
Time) every day the New York Stock Exchange is open with the exception of Columbus Day and Veterans Day. The Fund's shares and the Master Portfolio's interests are priced using the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys. The amortized cost method marks down any premium, or marks up any discount, on short-term debt that the Master Portfolio buys at a constant rate until maturity. It does not reflect daily fluctuations in market value.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in good order.

The Fund will not price its shares on days when the New York Stock Exchange is closed (including holidays and weekends). The Fund will be closed New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Currently, your minimum initial investment is $5,000 ($1,000 for IRA and for gift/transfer-to-minor accounts), and your subsequent investments must be at least $100 ($1 for IRA), including amounts invested in other RS Funds. (These minimums do not apply to investments made in exchanges from other RS Funds.) You may obtain an Application by calling RS Investments at 1-800-766-FUND, by visiting www.RS Investments.com, or by writing to RS Investments at 388 Market Street, San Francisco, CA 94111. For more information on RS Fund IRAs, please call to request an IRA Disclosure Statement.

INITIAL INVESTMENTS You may make your initial investment by mail or by wire transfer as described below.

- BY MAIL Send a completed Application, together with a check made payable to the Fund, to the Fund's Transfer Agent: National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717.

- BY OVERNIGHT MAIL Send the information described above to: National Financial Data Services, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

- ONLINE Investors in the Fund may open new accounts and exchange and redeem shares through the RS Investments Web site. To use this service, you will need a web browser that supports 128-bit encryption, included with Netscape version 4.74 or newer or Internet Explorer version 5.5 or newer. RS Investments will accept Internet purchase instructions only for exchanges or if the purchase price is paid to RS Investments through debiting your bank account. RS Investments imposes a limit of $50,000 on Internet purchase and redemption transactions. You may also download an Automatic Investment Application to open an account from the Web site, complete it by hand, and mail it to RS Investments, along with a check and/or banking instructions. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE Telephone National Financial Data Services at 1-800-624-8025. Indicate the name(s) to be used on the account registration, the mailing address, your social security or tax ID number, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank.

     Then instruct your bank to wire the specified amount, along with your account name and number to:

     STATE STREET BANK AND TRUST COMPANY
     ABA# 011 000028
     ATTN.: CUSTODY
     DDA# 99047177
     225 FRANKLIN STREET BOSTON, MA 02110
     CREDIT: RS MONEY MARKET FUND
     FOR FURTHER CREDIT:
     (SHAREHOLDER'S NAME)
     (SHAREHOLDER'S ACCOUNT #)

     At the same time, you MUST mail a completed and signed Application to:
     National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. Failure to supply a signed Application may result in backup withholding for payment to the U.S. Treasury, as discussed in the Fund's Statement of Additional Information.

     You also may purchase and sell shares of the Fund through certain securities brokers. Such brokers may charge you a transaction fee for this service; account options available to clients of securities brokers, including arrangements regarding the purchase and sale of Fund shares, may differ from those available to persons investing directly in the Fund. The Fund, RS Investments, or PFPC Distributors, Inc. ("PFPC Distributors"), the Fund's distributor, may in their discretion pay such brokers for shareholder, sub-accounting, and other services.

SUBSEQUENT INVESTMENTS After your account is open, you may invest by web, mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. Please use separate checks or wires for investments to separate accounts.

- AUTOBUY The Autobuy option allows shareholders to purchase shares by moving money directly from their checking account to the Fund. If you have established the Autobuy option, you may purchase additional shares in an existing account in any amount that does not exceed the cumulative dollar value held in the account, by calling the Transfer Agent at 1-800-624-8025 and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order. There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction, along with a voided check, to the Transfer Agent.

OTHER INFORMATION ABOUT PURCHASING SHARES An order will not be accepted until the Fund has received payment of the purchase price in Federal funds. If you pay by check, please keep in mind that it may take a number of days before your check clears and the Fund receives Federal funds.

All purchases of the Fund's shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Your signed and completed Application (for initial investments) or account statement stub (for subsequent investments) and full payment, in Federal funds, must be received and accepted by the Fund before any purchase becomes effective. Failure to include your specific Fund and account information may delay processing of purchases. Purchases of Fund shares are made at the net asset value next determined after the purchase is accepted. See "How the Fund's Shares are Priced." However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent on the following business day will generally be effected at the net asset value determined on the prior business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by the Fund before the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. Third-party checks will not be accepted as payment for purchases.

The Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this Prospectus. No share certificates will be issued.

HOW TO SELL SHARES

You may redeem your shares, or sell your shares back to the Fund, on any business day by following one of the procedures explained below.

- BY MAIL You may redeem your shares of the Fund by mailing a written request for redemption to the Transfer Agent that:

     -    states the number of shares or dollar amount to be redeemed;

     -    identifies your Fund and account number; and

     - is signed by you and all other owners of the account exactly as their names appear on the account.

     If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

- BY TELEPHONE Unless you have indicated that you do not wish to establish telephone redemption privileges (see the Account Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-624-8025 by the close of the New York Stock Exchange, normally 4:00 p.m. eastern time, on any day the New York Stock Exchange is open for business.

     If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. The Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Fund are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

     Telephone redemption is not available for shares held in IRAs. The Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days notice.

- ONLINE Internet cash redemptions will be paid to the same bank account from which the payment to RS Investments originated. RS Investments imposes a limit of $50,000 on Internet purchase and redemption transactions.

     You may be able to initiate many transactions electronically. Neither the Fund nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer

     Agent may request personalized security codes or other information. For transactions conducted through the Internet, RS Investments recommends the use of an Internet browser with 128-bit encryption. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE If your financial institution receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions. The Fund will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

- AUTOSELL The Autosell option allows shareholders to redeem shares from their RS Fund accounts and to have the proceeds sent directly to their checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-624-8025 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, you need to request an Automatic Investment Form and send it with a voided check to the Transfer Agent.

GENERAL REDEMPTION POLICIES The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and the Fund will normally make payment for redeemed shares within three business days thereafter. Under unusual circumstances, the Fund may suspend repurchases, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent by an overnight courier service.

EXCHANGES

Shares of the Fund may be exchanged for shares of another series of the Trust, but only after you obtain and read the prospectus of the series into which you are exchanging. Please call 1-800-766-FUND for a prospectus or more information. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state where shares of the appropriate series of the Trust are qualified for sale. However, you may not exchange your investment more than four times in any 12-month period (including the initial exchange of your investment during the period, and subsequent exchanges of that investment from other series during the same 12-month period).

Investors should note that an exchange is a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by the Fund upon 60 days prior notice to shareholders. Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Account Application or call the Fund for details), you may make exchanges by telephone.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and pays them out on a monthly basis to investors. It distributes capital gains, if any, to investors annually. It automatically reinvests dividends and distributions, acquiring additional shares at net asset value.

You begin earning dividends on your shares the day your purchase order takes effect. You continue earning daily dividends on the shares up to but not including the date you sell them.

PLEASE NOTE:

- The Fund credits dividends earned on weekends and holidays on the preceding business day.

- If you sell shares before the monthly dividend payment date, the Fund remits to you any dividends declared but not yet paid to you on the next dividend payment date.

- If you sell all shares before the monthly dividend payment date, the Fund remits to you all dividends accrued with the sale proceeds.

- The Fund will only be obligated to pay distributions from corresponding distributions of the Master Portfolio.

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and any net capital gain income on a current basis.

TAXES ON DIVIDENDS AND DISTRIBUTIONS For federal income tax purposes, distributions of investment income are taxable as ordinary income whether received in cash or in shares through the reinvestment of distributions. The Fund does not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment as described in the Statement of Additional Information. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES Any gain resulting from the sale or exchange of your shares in the Fund will also generally be subject to federal income tax at the regular or capital gains rate, depending on your holding period. The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

CONSULT YOUR TAX ADVISER ABOUT OTHER TAX CONSEQUENCES This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

DISTRIBUTION ARRANGEMENTS

PFPC Distributors is the principal underwriter of the Fund's shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of the Fund's shares, the Fund may make payments to PFPC Distributors under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of up to 0.25% of the Fund's average daily net assets. PFPC Distributors may pay brokers a commission expressed as a percentage of the purchase price of shares of the Fund. The Fund currently makes no payments under the Distribution Plan but may do so in the future.

RS Investments or its affiliates provide certain services to PFPC Distributors in respect of the promotion of the shares of the Fund and may receive compensation from PFPC Distributors for these services.

The Fund may pay distribution and other fees for the sale of its shares and for services provided to shareholders out of the Fund's assets on an on-going basis. As a result, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MASTER/FEEDER MUTUAL FUND STRUCTURE The Fund invests all of its assets in a separate mutual fund, the Master Portfolio, that has investment objectives and investment policies that are substantially similar to those of the Fund. Barclays Global Fund Advisors serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

- FEEDER FUND EXPENSES The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Fund. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions.

- FEEDER FUND RIGHTS Under the master/feeder structure, the Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the Fund's or the shareholders' best interests. If the Fund's Board of Trustees were to withdraw the Fund's assets, it would then consider whether to invest in another master portfolio, implement the investment advisory agreement between the Trust and RS Investments, or take other action.

FINANCIAL HIGHLIGHTS

RS MONEY MARKET

                                                                                        PERIOD ENDED
                                                                                        12/31/01(1,2)

  NET ASSET VALUE, BEGINNING OF PERIOD                                             $       1.00
---------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                    0.02

  Total from Investment Operations                                                         0.02


  LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                                                             (0.22)

  Total Distributions                                                                    (0.22)

  NET ASSET VALUE, END OF PERIOD                                                   $       1.00

  TOTAL RETURN                                                                            1.90%

  RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                                                 $    291,638
  Net ratio of expenses to average net assets                                             0.60%
  Gross ratio of expenses to average net assets                                           0.65%
  Net ratio of net investment income to average net assets                                2.73%
  Gross ratio of net investment income to average net assets                              2.68%

  (1) Operations commenced on May 7, 2001.

  (2) Ratios have been annualized, except for total return.

     RS MONEY MARKET The financial highlights table above is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

CALL 1-800-766-FUND | www.RSinvestments.com | 388 MARKET STREET SAN FRANCISCO CA 94111

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information dated May 1, 2002 ("SAI") and annual and semiannual reports to shareholders contain additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. You may obtain a free copy of the SAI, request other information about the Fund, or make shareholder inquiries by writing to the Trust at the address listed above or by telephoning 1-800-766-FUND.

The Trust and RS Investments have adopted codes of ethics which, under certain circumstances, permit personnel subject to those codes to invest in securities that may be purchased or held by the Fund. The codes of ethics of the Trust and RS Investments are filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the codes of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov which contains reports and other information about the Fund. You may also obtain copies of these materials, including the codes of ethics, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.

Investment Company Act File No. 811-05159

P211MM      522556                                      [RS INVESTMENTS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION
                               RS INVESTMENT TRUST

                                     GROWTH
                            RS AGGRESSIVE GROWTH FUND
                           RS DIVERSIFIED GROWTH FUND
                             RS EMERGING GROWTH FUND
                           THE INFORMATION AGE FUND(R)
                            RS INTERNET AGE FUND(TM)
                          RS MIDCAP OPPORTUNITIES FUND
                         RS SMALLER COMPANY GROWTH FUND
                             RS VALUE + GROWTH FUND

                                      VALUE
                             THE CONTRARIAN FUND(TM)
                        RS GLOBAL NATURAL RESOURCES FUND
                                RS PARTNERS FUND

                                   MAY 1, 2002

         This Statement of Additional Information ("SAI" or "Statement") is not a prospectus and should be read in conjunction with the Prospectus of RS Investment Trust (the "Trust") dated May 1, 2002, as it may be further revised from time to time. A copy of a Prospectus of the Trust can be obtained upon request made to RS Investments, 388 Market Street, San Francisco, California 94111, telephone 1-800-766-FUND.

         Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 1-800-766-FUND.

                                                    TABLE OF CONTENTS

CAPTION                                                       PAGE
-------                                                       ----
TRUST INFORMATION                                             2
INVESTMENTS AND RISKS                                         3
THE FUNDS' INVESTMENT LIMITATIONS                             14
MANAGEMENT OF THE FUNDS                                       18
CONTROL PERSONS AND SHARE OWNERSHIP                           22
INVESTMENT ADVISORY AND OTHER SERVICES                        26
PORTFOLIO TRANSACTIONS AND BROKERAGE                          31
THE FUNDS' DISTRIBUTION PLAN                                  34
HOW NET ASSET VALUE IS DETERMINED                             38
TAXES                                                         39

HOW PERFORMANCE IS DETERMINED                                 41
ADDITIONAL INFORMATION                                        45
APPENDIX A  DESCRIPTION OF SECURITIES RATINGS                 A-1

                                TRUST INFORMATION

TRUST HISTORY

         RS Investment Trust ("Robertson Stephens Investment Trust" until 1999) was organized on May 11, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of twelve series (the "Funds"), eleven of which are offered hereby, each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Diversified Growth Fund, Emerging Growth Fund, Global Natural Resources Fund, MidCap Opportunities Fund, The Information Age Fund(R), Smaller Company Growth Fund, RS Internet Age Fund(TM), Value + Growth Fund and Aggressive Growth Fund is also a "diversified" investment company under the 1940 Act. This means that, with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or if more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

                              INVESTMENTS AND RISKS

         In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "The Funds' Investment Limitations" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

         RS Investment Management, L.P. ("RSIM, L.P.") serves as investment adviser to all of the Funds. RSIM, L.P. is sometimes referred to in this Statement as "RS Investments."

LOWER-RATED DEBT SECURITIES

         Certain of the Funds may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's")). See Appendix A for a description of these ratings. None of the Funds intends, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund's assets would be invested in securities rated below BB or Ba.

         The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values a Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although RS Investments will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Funds may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

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         Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when RS Investments believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

         Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

OPTIONS

         The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund's use of put and call options will achieve its desired objective, and a Fund's use of options may result in losses to the Fund.

         COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

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         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         A Fund may also purchase put and call options to attempt to enhance its current return.

         Options on foreign securities. A Fund may purchase and sell options on foreign securities if RS Investments believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         Risks involved in the sale of options. Options transactions involve certain risks, including the risks that RS Investments will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of RS Investments to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when RS Investments believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of RS Investments may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

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         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations may also restrict the Funds' use of options.

SPECIAL EXPIRATION PRICE OPTIONS

         Certain of the Funds may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that RS Investments believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds' profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

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FUTURES CONTRACTS

         INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge its investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in

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the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed
"index multiplier."

         A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices

                                       8

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of a Fund's securities which are the subject of a hedge. RS Investments will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Fund for hedging purposes is also subject to RS Investments' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by RS Investments still may not result in a successful hedging transaction over a very short time period.

         OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEXED SECURITIES

         Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS

         A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the

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Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. RS Investments will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LEVERAGE

         Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

REVERSE REPURCHASE AGREEMENTS

         In connection with its leveraging activities, a Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund's counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

SECURITIES LENDING

         A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before a Fund enters into a loan, RS Investments considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A
Fund will not lend portfolio securities to borrowers affiliated with the Fund.

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SHORT SALES

         Certain of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

FOREIGN INVESTMENTS

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that a Fund's foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

         DEVELOPING COUNTRIES. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and
(viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Foreign Currency Transactions

         A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

         There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time; or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

         When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (I.E., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of RS Investments, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when RS Investments believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

PRECIOUS METALS

         The value of the investments of certain Funds may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. Many institutions have rescinded policies that preclude investments in companies doing business in South Africa. In July 1991, the United States lifted the prohibition on new U.S. investment in South Africa, including the purchase of newly-issued securities of South African companies.

         In addition to its investments in securities, a Fund may, as described from time to time in the Prospectus, invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Precious metals may be purchased in any form, including bullion and coins, provided that RS Investments intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

         Under current federal income tax law, gains from selling precious metals (and certain other assets) may not exceed 10% of a Fund's annual gross income. This tax requirement could cause a Fund to hold or sell precious metals, securities, options, or futures when it would not otherwise do so.

ZERO-COUPON DEBT SECURITIES AND PAY-IN-KIND SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

         Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

         A Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

TEMPORARY DEFENSIVE STRATEGIES

         At times, RS Investments may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive strategies", a Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities RS Investments believes to be consistent with the Fund's best interests.

PORTFOLIO TURNOVER

         Many of the Funds experienced high rates of portfolio turnover in recent years. In most cases, these rates were the result of active trading strategies employed by the Funds' portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.

                        THE FUNDS' INVESTMENT LIMITATIONS

         The Trust has adopted the following fundamental investment restrictions which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

         The Contrarian Fund (TM) and the Value + Growth Fund.

         A Fund may not:

         1. purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by a Fund's investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in the Prospectus and this Statement;

         2. purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

         3. make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement;

         4. (a) for The Contrarian Fund(TM) only: with respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

                  (b) for the Value + Growth Fund only: with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

         5. mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

         6. make loans of the Fund's assets, including loans of securities (although it may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), except that The Contrarian Fund(TM) may lend up to one-third of its total assets to other parties;

         7. borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of (a) one-third of the value of The Contrarian Fund's(TM) total assets, or (b) 5% of the Value + Growth Fund's total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

         8. underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees (the Board's current policy permits a Fund to invest in companies that directly or through subsidiaries execute portfolio transactions for a Fund or have entered into selling agreements with the Distributor to sell Fund shares, to the extent permitted by applicable law), and except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

         9. invest more than 25% of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

         10. issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

         11. for the Value + Growth Fund only: purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction;

         ALL OTHER FUNDS.

         As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

         1. (all Funds other than Emerging Growth Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below.

                  (Emerging Growth Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

         2. (all Funds other than Emerging Growth Fund, RS Internet Age Fund(TM), and Aggressive Growth Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

         3. (all Funds other than Emerging Growth Fund, RS Internet Age Fund(TM), and Aggressive Growth Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

                  (Emerging Growth Fund) borrow money, except to the extent permitted by applicable law.

                  (RS Internet Age Fund(TM) and Aggressive Growth Fund) borrow money, except to the extent permitted by applicable law, regulation or order;

         4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         5. (i) (as to 75% of the Diversified Growth Fund's, the Global Natural Resources Fund's, the MidCap Opportunities Fund's, the Information Age Fund's(R), the RS Internet Age Fund's(TM), the Smaller Company Growth Fund's, and the Aggressive Growth Fund's total assets and 50% of the Partners Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

                  (as to 75% of the Emerging Growth Fund's total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or

                  (ii) purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry, except that the Information Age Fund(R) will invest without limit in any one or more information technology industries, and the Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust's Prospectus at the time, and the RS Internet Age Fund(TM) will invest in companies RS Investments believes are likely to benefit substantially from the development of the Internet without limitation as to industry concentration;

         6. (all Funds other than Emerging Growth Fund, RS Internet Age Fund(TM), and Aggressive Growth Fund) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments or RSIM, Inc., as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer (This policy is non-fundamental as to the Smaller Company Growth Fund);

         7. make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

         8. purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this Statement at the time;

         9. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) the Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         In addition, it is contrary to the current policy of each of the Emerging Growth, Diversified Growth, Global Natural Resources, RS Internet Age(TM), MidCap Opportunities, Information Age(R), Smaller Company Growth, Partners, and Aggressive Growth Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

         The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust's officers.

         The following table presents information about each of the Trustees and executive officers of the Trust. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, San Francisco, CA 94111.



                              INDEPENDENT TRUSTEES

                                                               NUMBER OF
                               TERM OF                        PORTFOLIOS IN
                             OFFICE AND     PRINCIPAL             FUND            OTHER
   NAME,       POSITION(S)    LENGTH OF    OCCUPATION(S)         COMPLEX      DIRECTORSHIPS
  ADDRESS      HELD WITH         TIME       DURING PAST        OVERSEEN BY      HELD BY
  AND AGE        TRUST          SERVED+       5 YEARS            TRUSTEE        TRUSTEE
  -------        -----          -------       -------            -------        --------
Leonard B.     Trustee       Since June,  Managing Director        11         Director,
Auerbach                         1987     (formerly CEO),                     Sequoia
Age 55                                    Centre Capital                      National Bank
                                          Group, Inc., a
                                          member company of
                                          American
                                          International Group,
                                          Inc.;

                                       19

                                          formerly, General
                                          Partner, Tuttle &
                                          Company, a financial
                                          services company.

Jerome S.        Trustee    Since June,   Partner, Tango               11              N/A
Contro                        2001        Group, an investment
Age 45                                    company; Former
                                          Managing Director,
                                          Nuveen, an
                                          investment company.



John W.          Trustee    Since July,   President, Glynn              11              N/A
Glynn, Jr.                    1997        Capital Management;
Age 61                                    Trustee, RS
                                          Investment
                                          Management, L.P.
                                          Director, Sterling Payot
                                          Company, a private
                                          investment banking firm
                                          that advises executives
                                          and companies on financial
                                          and strategic matters.



G. Randall       Trustee,   Served as     CEO, RS                       11              N/A
Hecht*           President, Trustee:      Investments; CEO,
Age 50           Principal  June, 2001-   Member, RS
                 Executive  present;      Investment
                  Officer   May 1999-     Management  Co.,
                            February      LLC; Formerly COO,
                            2001; June,   Member of the
                            1987-         Management and
                            December,     Executive
                            1997          Committees,
                                          Robertson, Stephens
                                          & Company, Inc.; CFO,
                                          Limited Partner,
                                          Robertson, Stephens &
                                          Company, LLC.

Steven M.       Treasurer   April, 1999   CFO, RS Investments;          N/A              N/A
Cohen                                     Formerly Trading
Age 35                                    Operations Manager,
                                          Ziff Brothers
                                          Investments; Audit
                                          Manager, Ernst &
                                          Young.

Suzanne M.     Secretary    May, 1999     Fomerly, Vice                 N/A              N/A
Dufrane                                   President, Credit
Age 34                                    Suisse First Boston;
                                          Controller, Robertson
                                          Stephens Investment
                                          Management; Senior
                                          Tax Consultant, Price
                                          Waterhouse.


         +Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees.

         *Interested person" of the Trust and RS Investments, as that term is defined in Section 2(a)(19) of the 1940 Act due to positions with the Trust and positions with and ownership interests in RS Investments.

COMMITTEES OF THE BOARD OF TRUSTEES

         The RS Board of Trustees has two standing committees -- the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are Messrs. Contro, Glynn and Auerbach. The Audit Committee met twice during the fiscal year ending December 31, 2001.

         The purpose of the Nominating Committee is to screen and select members of the Board of Trustees. The Nominating Committee is composed of Messrs. Contro, Glynn, and Auerbach. The Nominating Committee met twice during the fiscal year ending December 31, 2001. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee fits the Committee's criteria.

BENEFICIAL OWNERSHIP

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all the Funds (including the RS Money Market Fund).

       (1)                                 (2)                                       (3)
                                 DOLLAR RANGE OF EQUITY               AGGREGATE DOLLAR RANGE OF EQUITY
  NAME OF TRUSTEE                SECURITIES IN THE FUND                    SECURITIES IN ALL FUNDS
-------------------        -----------------------------------      --------------------------------------
Leonard B. Auerbach              RS Emerging Growth Fund                      GREATER THAN $100,000
                                  GREATER THAN $100,000

                                   The Contrarian Fund
                                     $50,001-$100,000

                                  RS Value + Growth Fund
                                   GREATER THAN $100,000

                                  RS Internet Age Fund(TM)
                                     $10,001-$50,000

                                     RS Partners Fund
                                     LESS THAN $10,000

                               RS MidCap Opportunities Fund
                                     $10,001-$50,000

Jerome Contro                       RS Partners Fund                           $10,001-$50,000
                                     $10,001-$50,000

John W. Glynn, Jr.                RS Emerging Growth Fund                      $10,001-$50,000
                                      $10,001-$50,000

G. Randall Hecht                 RS Emerging Growth Fund                           $100,000
                                  GREATER THAN $100,000

                                     RS Partners Fund
                                  GREATER THAN $100,000

                                  RS Internet Age Fund(TM)
                                  GREATER THAN $100,000

                             RS Global Natural Resources Fund
                                  GREATER THAN $100,000

                                 RS Value + Growth Fund
                                     $10,001-$50,000

                                  The Contrarian Fund(TM)
                                     $10,001-$50,000

                                RS MidCap Opportunities Fund
                                     $10,001-$50,000

                               The Information Age Fund(R)
                                     $10,001-$50,000

         The following table provides information regarding each class of securities owned beneficially by any disinterested Trustee or his immediate family members in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or principal underwriter of the Trust:


                      NAME OF
                     OWNERS AND
    NAME OF         RELATIONSHIPS                                   VALUE OF    PERCENT OF
    TRUSTEE           TO TRUSTEE      COMPANY    TITLE OF CLASS   SECURITIES       CLASS
    -------           ----------      -------    --------------   ----------       -----
Leonard Auerbach*        --              --            --             --            --

Jerome S. Contro         --              --            --             --            --

John W. Glynn, Jr.**     --              --            --             --            --

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RS Investment Management Co., L.L.C. respectively, affiliates of RS Investments are the general partners. He is also a Member of RS Property Fund IV, L.L.C. of which RS Fund IV Manager L.P., an affiliate of RS Investments, is the Managing Member. The value of Mr. Auerbach's interst in these entities exceeds $200,000.

** Mr. Glynn holds indirectly a limited partnership interest in RS Emerging Growth Pacific Partners Onshore L.P., the General Partner of which is RS Growth Group, LLC. The value of Mr. Glynn's interest in that entity exceeds $300,000.

COMPENSATION

         Pursuant to the terms of the Advisory Agreements with the Funds, RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of RS Investments. The Trust pays each unaffiliated Trustee a quarterly fee of $15,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund's net asset value.


                                  COMPENSATION TABLE
                          FOR THE YEAR ENDED DECEMBER 31, 2001

                                              PENSION OR                                 TOTAL
                                              RETIREMENT                              COMPENSATION
                                               BENEFITS                                FROM TRUST
                           AGGREGATE          ACCRUED AS          ESTIMATED             AND FUND
                          COMPENSATION           PART          ANNUAL BENEFITS        COMPLEX PAID
       NAME OF            FROM TRUST IN        OF TRUST             UPON             TO TRUSTEES IN
  PERSON, POSITION           2001              EXPENSES         RETIREMENT                2001
  ----------------           ----              --------         ---------                 ----
Leonard Auerbach            $60,000              --                --                    $60,000
Trustee

Jerome S. Contro            $45,000              --                --                    $45,000
Trustee

John W. Glynn, Jr.          $60,000              --                --                    $60,000
Trustee

G. Randall Hecht*             --                 --                --                      --
Trustee, President

* Denotes a Trustee who is an "interested person" as defined in the 1940 Act.

CODE OF ETHICS

         The Trust, RS Investments, and PFPC Distributors Inc. have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

         CONTROL PERSONS AND SHARE OWNERSHIP

         As of April 5, 2002, to the Funds' knowledge, the shareholders who owned of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:


                                                                     PERCENTAGE OF OUTSTANDING SHARES OF
      SHAREHOLDER                          SHARES OWNED                            FUND OWNED
      -----------                          ------------                            ----------
THE CONTRARIAN FUND(TM)

Charles Schwab & Co. Inc.                  1,330,600.845                            21.06%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.          517,826.207                              8.20%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

DIVERSIFIED GROWTH FUND

Charles Schwab & Co.                       14,321,816.191                           35.22%
Inc. Reinvest
Account Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.          10,219,757.773                           25.13%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY 10008-3908

Mellon Bank NA TTEE for                    2,303,702.148                            5.67%
Dominion Salaried Savings Plan
135 Santilli Highway
AIM #026-0027 Everett, MA

EMERGING GROWTH FUND


Charles Schwab & Co. Inc.                 17,052,080.910                            22.35%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.         10,875,813.927                            14.25%
FBO The Exclusive Benefit of Our
Customers
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

GLOBAL NATURAL RESOURCES FUND

Charles Schwab & Co. Inc.                  1,003,043.045                            45.86%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.            342,074.465                            15.64%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

National Investor Services Corp.             154,277.939                            7.05%
For The Exclusive Benefit of Our
Customers
55 Water St. Floor 32
New York, NY 10041-0028

MIDCAP OPPORTUNITIES FUND

Charles Schwab & Co. Inc                   4,459,955.561                            30.43%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.          1,834,687.963                            12.52%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

Prudential Securities, Inc.                  876,494.276                             5.98%
For the Exclusive Benefit of



Customers 157
Church St.
New Haven, CT  06510-2100

INFORMATION AGE FUND(R)

Charles Schwab & Co. Inc.                  2,693,329.964                            33.64%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.          1,222,568.171                            15.27%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

RS INTERNET AGE FUND(TM)

Charles Schwab & Co. Inc.                  2,556,340.649                            22.85%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.          1,847,189.317                            16.51%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

SMALLER COMPANY GROWTH FUND

Charles Schwab & Co. Inc.                  1,603,378.366                            23.79%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.            801,893.858                            11.90%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

PARTNERS FUND




Charles Schwab & Co. Inc.                  2,071,332.945                            45.59%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.            745,439.769                            16.41%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

VALUE + GROWTH FUND

Charles Schwab & Co. Inc.                  4,228,966.506                            24.44%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.          2,105,079.306                            12.17%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

AGGRESSIVE GROWTH

Charles Schwab & Co. Inc.                  3,327,914.233                            21.83%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.          3,691,479.417                            24.21%
for the Exclusive Benefit of Our
Customers
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


         On April 5, 2002, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. The Trust is not aware of any person who owns beneficially 5% or more of a Fund's outstanding shares.

         The Trust's Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RS INVESTMENTS

         RS Investment Management Co., L.L.C. ("RSIM Co."), a Delaware limited liability company, is the owner of 99.9% of the outstanding beneficial interest in RS Investments (RS Bayview, Inc. owns 0.1% of the outstanding beneficial interest in RS Investments) G. Randall Hecht, Chairman and Chief Executive Officer of RSIM Co., owns 29% of the membership interest in RSIM Co.; Mr. Paul Stephens, Mr. Andrew P. Pilara, and Mr. James Callinan, portfolio managers of certain of the Funds, own 22%, 15%, and 20%, respectively. The remainder of the membership interests is owned by other employees of RSIM Co. or its affiliates and by other persons otherwise unaffiliated with RSIM Co. Each of Messrs. Callinan, Hecht, Pilara, and Stephens, and Mr. James Foster, employees of RSIM Co. or its affiliates, is a member of the Management Committee of RSIM Co. Mr. Hecht serves as the President and Principal Executive Officer of the Trust.

         Pursuant to Investment Advisory Agreements (the "Advisory Agreements"), RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust's Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreements provide that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund (except in the case of the Diversified Growth, Global Natural Resources, MidCap Opportunities, The Information Age(R), RS Internet Age(TM), RS Aggressive Growth, and Smaller Company Growth Funds, where such administrative services are furnished by RS Investments pursuant to an Administrative Services Agreement with those Funds, as described in "Administrative Services" below). The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments or any affiliate may provide similar services to other series of the Trust, other investment companies, and other clients, and may engage in other activities.

         Each Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Fund in question or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

         Each of the Advisory Agreements is subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, RS Investments, or RSIM, Inc. Each is terminable by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days written notice and will terminate automatically in the event of its assignment.

         Each Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisors for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds.

         In determining to approve the most recent annual extension of the Funds' Advisory Agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from RS Investments and considered information provided by RS Investments relating to the education, experience and number of investment professionals and other personnel providing services under the agreements. The Trustees also took into account the time and attention devoted by senior management of RS Investments to the Funds. The Trustees evaluated the level of skill required to manage the Funds and the human resources devoted by RS Investments to the Fund. The Trustees also considered the business reputation of RS Investments, its financial resources and its professional liability insurance coverage. The Trustees received information concerning the investment philosophy and investment process applied by RS Investments in managing the Funds. In this connection, the Trustees considered RS Investments' in-house research capabilities as well as other resources available to RS Investments' personnel, including research services available to RS Investments as a result of securities transactions effected for the Funds and other investment advisory clients.

         The Trustees considered the scope of the services provided by RS Investments to the Fund under the Advisory Agreements relative to services provided by third parties to other mutual funds. The Trustees considered whether the scope of RS Investments' services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by RS Investments to the Funds. The Trustees evaluated RS Investments' record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of RS Investments designed to fulfill RS Investments' fiduciary duty to the Funds with respect to possible conflicts of interest, including RS Investments' code of ethics (regulating the personal trading of its officers and employees).

         The Trustees also considered information relating to the Funds' investment performance relative to its performance benchmark(s), relative to other similar accounts managed by RS Investments and relative to funds managed similarly by other advisers.

         The Trustees also gave substantial consideration to the fees payable under the Advisory Agreements. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds.

MANAGEMENT AND ADMINISTRATIVE FEES

         MANAGEMENT FEES. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreements. The amount of these management fees is calculated daily and payable monthly at the following annual rates based on the average daily net assets of each Fund:

                  Aggressive Growth Fund                               1.00%
                  Diversified Growth Fund                              1.00%
                  Emerging Growth Fund                                 1.00%
                  Information Age Fund(R)                              1.00%
                  RS Internet Age Fund(TM)                             1.25%
                  MidCap Opportunities Fund                            1.00%
                  Smaller Company Growth Fund                          1.25%
                  Value + Growth Fund                                  1.00%
                  The Contrarian Fund(TM)                              1.00%*
                  Global Natural Resources Fund                        1.00%
                  Partners Fund                                        1.25%

                  * 1.50% through December 31, 2001

         These management fees are higher than those paid by most other investment companies. RS Investments also may at its discretion from time to time pay Fund expenses from its own assets, or reduce the management fee of a Fund.

         ADMINISTRATIVE SERVICES. The Diversified Growth Fund, Global Natural Resources Fund, RS Internet Age Fund(TM), MidCap Opportunities Fund, The Information Age Fund(R), Smaller Company Growth Fund, and Aggressive Growth Fund have entered into an Administrative Services Agreement with RS Investments, pursuant to which RS Investments continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees. No fees are payable by these Funds under the Administrative Services Agreement.

         The Administrative Services Agreement is subject to annual approval by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreement may be terminated without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, on 30 days notice to RS Investments.

RECENT MANAGEMENT AND ADMINISTRATIVE FEES PAID BY THE FUNDS.
-----------------------------------------------------------

                                                      REIMBURSEMENT       ADMINISTRATION
                                MANAGEMENT FEES(1)    OF EXPENSES(2)            FEES
                                ----------------      ------------              -----
 AGGRESSIVE GROWTH FUND

  Period ended 12/31/00(3)           $ 1,059,856           --                    --
   Year ended 12/31/01               $ 1,347,346           --                    --

THE CONTRARIAN FUND(TM)
   Year ended 12/31/99               $ 1,883,627           --                    --

   Year ended 12/31/00               $ 1,487,994           --                    --
   Year ended 12/31/01               $ 1,195,901           --                    --

 DIVERSIFIED GROWTH FUND(5)
   Year ended 12/31/99               $ 1,305,506           --                    --


   Year ended 12/31/00               $ 6,219,438           --                    --
   Year ended 12/31/01               $ 6,281,074           --                    --

EMERGING GROWTH FUND
   Year ended 12/31/99               $12,119,940           --                    --
   Year ended 12/31/00               $50,738,233           --                    --
   Year ended 12/31/01               $28,356,477           --                    --


 GLOBAL NATURAL RESOURCES FUND
   Year ended 12/31/99(5)             $ 412,259         $ 29,580                 --
   Year ended 12/31/00(5)             $ 318,711         $  5,450                 --
   Year ended 12/31/01                $ 308,971            --                    --

MIDCAP OPPORTUNITIES FUND
   Year ended 12/31/99               $ 1,887,526        $120,329                 --
   Year ended 12/31/00               $ 2,343,393           --                    --
   Year ended 12/31/01               $ 1,729,190           --                    --

THE INFORMATION AGE FUND(R)
   Year ended 12/31/99               $ 2,051,514           --                    --
   Year ended 12/31/00               $ 3,506,766           --                    --
   Year ended 12/31/01               $ 1,439,687        $ 19,818                 --

RS INTERNET AGE FUND(TM)
  Period ended 12/31/99(4)           $    68,676            --                   --
   Year ended 12/31/00               $ 2,476,910            --                   --
   Year ended 12/31/01                $ 888,199             --                   --

SMALLER COMPANY GROWTH FUND
   Year ended 12/31/99(5)            $ 1,108,470        $ 27,155                 --
   Year ended 12/31/00(5)            $ 1,603,274        $  2,980                 --
   Year ended 12/31/01(5)            $ 1,271,431        $ 30,953                 --

PARTNERS FUND
   Year ended 12/31/99                $ 409,292         $175,552                 --
   Year ended 12/31/00(5)             $ 291,398         $ 49,615                 --
   Year ended 12/31/01(5)             $ 954,469         $ 81,277                 --

VALUE + GROWTH FUND
   Year ended 12/31/99               $ 6,576,886            --                   --
   Year ended 12/31/00               $ 6,114,162            --                   --
   Year ended 12/31/01               $ 3,785,990         $53,583                 --

         (1) Before giving effect to any reimbursement or waiver by RS Investments or RSIM, Inc.
         (2) Includes amount of management fees waived or reimbursed by RS Investments or RSIM, Inc. plus the amount of any other expenses for which RS Investments or RSIM, Inc. reimbursed the Fund or which RS Investments or RSIM, Inc. bore on behalf of the Fund.
         (3) Shares of Aggressive Growth Fund were first offered for sale to the public on May 1, 2000.
         (4) Shares of RS Internet Age Fund(TM) were first offered for sale to the public on December 1, 1999.
         (5) Management fees include amounts recovered during the year shown in respect of expenses of the Funds borne by RS Investments in prior years. Amounts recovered were as follows:

         1999
         ----
         Diversified Growth Fund -- $208,158
         Smaller Company Growth Fund -- $53,478
         Global Natural Resources Fund -- $130,305

         2000
         ----
         Smaller Company Growth Fund -- $83,975
         Global Natural Resources Fund -- $46,297
         The Partners Fund -- $11,710

         2001
         ----
         Smaller Company Growth Fund -- $24,054
         The Partners Fund -- $20,192

RECENT SUB-ADVISORY FEES PAID BY RS INVESTMENTS
----------------------------------------------------------
                                            Amount
----------------------------------------------------------
  The Contrarian Fund(TM)
    (to Eastbourne Capital)
Year ended 12/31/99                         $169,883

Year ended 12/31/00                         $87,415

Year ended 12/31/01                         $183,857

  The Information Age Fund(R)*
    (to Elijah Asset Management)

Year ended 12/31/99                         $852,228

Year ended 12/31/00                        $1,841,052

Year ended 12/31/01                         $68,940

  Value + Growth Fund*
    (to Elijah Asset Management)

Year ended 12/31/99                        $2,541,627

Year ended 12/31/00                        $3,209,935

Year ended 12/31/01                          $3,914
----------------------------------------------------------

* The sub-advisory agreement with Elijah Asset Management terminated in July, 2001.

         The Trust, on behalf of each Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc. ("PFPC"), a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc. , the Fund's Distributor), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Funds. For its services under the Agreement, PFPC, Inc. has the right to receive fees, in addition to reimbursement of out-of-pocket expenses, from each Fund at the following annual rates:

         Administrative Service Fees (subject to applicable waivers/caps described below):

         .03% of each Fund's first $1 billion of average daily net assets; .02% of each Fund's next $750 million of such assets; and .015% of each Fund's such assets in excess of $1.75 billion.

         Payment of these fees is subject to the following waiver and cap provisions:

         PFPC has waived the administrative service fee for Funds with average net assets of less than $50 million and has capped the service fees at certain other asset levels as follows:

         .01% of the average daily net assets of each Fund with average net assets between $50 and $100 million; and .02% of the average daily net assets of each Fund with average net assets between $100 and $200 million.

         The full sub-administration asset based fee will be charged for Funds with average net assets in excess of $200 million.

Accounting Service Fees:

         .085% of each Fund's first $350 million of average daily net assets; .060% of each Fund's next $300 million of such assets;
         .035% of each Fund's next $250 million of such assets;
         .020% of each Fund's next $850 million of such assets; and .015% of each Fund's such assets in excess of $1.75 billion.

         PFPC has waived the accounting service fee for Funds with average net assets of less than $50 million and has capped the service fees at certain other asset levels as follows:

         .02% of the average daily net assets of each Fund with average net assets of less than $50 million; and .035% of the average daily net assets of each Fund with average net assets between $50 and $75 million;
         .075% of the average daily net assets of each Fund with average net assets between $75 and $100 million; and

         .080% of the average daily net assets of each Fund with average net assets between $100 and $300 million.

         Effective January 1, 2002, PFPC agrees to cap all accounting and administrative asset based fees at .07%.

         In addition, PFPC has agreed to waive all Sub-Administration and Accounting fees for Funds that commenced (or will commence) operations on or after December 1, 1999 on the first $75 million in gross assets of such Funds, excluding transaction and out-of-pocket expenses. If during the three years following the implementation of the cap/waiver, PFPC is removed from the Sub-Administration and Accounting Services Agreement, PFPC will recoup 100% of the fees waived during the first year.

EXPENSES

         Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid to PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 (the "Distributor"), the Trust's distributor, under the Funds' 12b-1 Plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of RS Investments or the Distributor, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Investment decisions for the Funds and for the other investment advisory clients of an Adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, RS Investments receives brokerage and research services and other similar services from many broker-dealers with which it places a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by RS Investments' managers and analysts. Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to RS Investments and its affiliates in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

         RS Investments places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. RS Investments seeks the best overall terms available for the Funds, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, RS Investments may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. RS Investments' authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. RS Investments does not currently intend to cause the Funds to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, RS Investments will use its best efforts to obtain the best overall terms available with respect to such transactions.

         The following tables provide information regarding brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of variations in active trading strategies employed by the Funds' portfolio managers.


          AGGRESSIVE GROWTH FUND(1)        FISCAL YEAR       FISCAL YEAR         FISCAL YEAR
           -----------------------        ENDED 12/31/01     ENDED 12/31/00     ENDED 12/31/99
                                          --------------     --------------     -------------
       Dollar amount of commissions          $1,071,894         $196,924

    Percentage (dollar amount) paid to
    Robertson, Stephens & Company LLC
     ("RS&Co.")/BancAmerica Robertson           ____(3)            N/A
      Stephens ("BARS")/NationsBanc
      Montgomery Securities/("NMS")

   Percentage of brokerage transactions         ____(3)            N/A
         through RS&Co./BARS/NMS

           THE CONTRARIAN FUND(TM)            FISCAL YEAR     FISCAL YEAR         FISCAL YEAR
           -----------------------        ENDED 12/31/01     ENDED 12/31/00     ENDED 12/31/99
                                          --------------     --------------     -------------

       Dollar amount of commissions          $425,520           $512,922          $970,300
    Percentage (dollar amount) paid to
    Robertson, Stephens & Company LLC
     ("RS&Co.")/BancAmerica Robertson                                                3.12%
      Stephens ("BARS")/NationsBanc             ____(3)             ____(3)      ($30,320)
      Montgomery Securities/("NMS")

   Percentage of brokerage transactions         ____(3)             ____(3)             7%
     effected through RS&Co./BARS/NMS

         DIVERSIFIED GROWTH FUND(TM)          FISCAL YEAR     FISCAL YEAR         FISCAL YEAR
         ---------------------------      ENDED 12/31/01     ENDED 12/31/00     ENDED 12/31/99
                                          --------------     --------------     -------------
       Dollar amount of commissions          $13,812,612        $4,022,430        $4,460,016



    Percentage (dollar amount) paid to            ____(3)                ____(3)              8.06%
             RS&Co./BARS/NMS                                                                ($359,441)

   Percentage of brokerage transactions           ____(3)                ____(3)                9%
     effected through RS&Co./BARS/NMS

           EMERGING GROWTH FUND              FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED
           --------------------                  12/31/01               12/31/00              12/31/99
                                                 ------                 ------                  -----
       Dollar amount of commissions             $18,859,114             $3,121,898            $12,797,171

    Percentage (dollar amount) paid to             ____(3)                ____(3)                10.81%
             RS&Co./BARS/NMS                                                                  ($1,383,015)

   Percentage of brokerage transactions            ____(3)                ____(3)                 13%
     effected through RS&Co./BARS/NMS

           VALUE + GROWTH FUND               FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
           -------------------                   12/31/01               12/31/00               12/31/99
                                                  ------                 ------                ------
      Dollar amount of commissions              $1,765,827              $910,311              $1,449,199

   Percentage (dollar amount) paid to              ____(3)                ____(3)                 3.7%
             RS&Co./BARS/NMS                                                                  (54,071.66)

  Percentage of brokerage transactions             ____(3)                ____(3)                 N/A
    effected through RS&Co./BARS/NMS

      GLOBAL NATURAL RESOURCES FUND         FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
      -----------------------------              12/31/01               12/31/00               12/31/99
                                                  ------                 ------                 -----
      Dollar amount of commissions               $329,546               $332,344               $417,511

   Percentage (dollar amount) paid to              ____(3)                ____(3)                4.06%
             RS&Co./BARS/NMS                                                                   ($16,947)

  Percentage of brokerage transactions             ____(3)                ____(3)                 3%
    effected through RS&Co./BARS/NMS

        MIDCAP OPPORTUNITIES FUND           FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
        -------------------------                12/31/01               12/31/00               12/31/99
                                                  ------                 ------                 -----
      Dollar amount of commissions              $7,087,438             $1,917,795             $3,474,942

   Percentage (dollar amount) paid to              ____(3)                ____(3)                6.46%
             RS&Co./BARS/NMS                                                                   ($224,520)

  Percentage of brokerage transactions             ____(3)                ____(3)                 7%
    effected through RS&Co./BARS/NMS

          INFORMATION AGE FUND(R)           FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
          -----------------------                12/31/01               12/31/00               12/31/99
                                                  ------                 ------                 -----
      Dollar amount of commissions               $892,448               $566,026               $839,765

   Percentage (dollar amount) paid to              ____(3)                ____(3)                5.75%
             RS&Co./BARS/NMS                                                                 ($48,282.48)

  Percentage of brokerage transactions             ____(3)                ____(3)
    effected through RS&Co./BARS/NMS

         RS INTERNET AGE FUND(TM)(2)          FISCAL YEAR ENDED      FISCAL YEAR ENDED         MONTH ENDED
         ------------------------                 12/31/01               12/31/00               12/31/99
                                                   ------                 ------             --------------
      Dollar amount of commissions              $1,441,280              $179,789               $157,238

   Percentage (dollar amount) paid to              ____(3)                ____(3)                 5.51%
             RS&Co./BARS/NMS                                                                    ($8,659)

  Percentage of brokerage transactions             ____(3)                ____(3)                 9%
    effected through RS&Co./BARS/NMS

          SMALLER COMPANY FUND                 FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
          --------------------                     12/31/01               12/31/00               12/31/99
                                                   ------                 ------             -----------------
      Dollar amount of commissions              $1,302,658               $50,292               $410,057



   Percentage (dollar amount) paid to              ____(3)                ____(3)                 7.43%
             RS&Co./BARS/NMS                                                                    ($30,457)

  Percentage of brokerage transactions             ____(3)                ____(3)                 8%
    effected through RS&Co./BARS/NMS

              PARTNERS FUND                 FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
              -------------                     12/31/01               12/31/00               12/31/99
                                                  ------                 ------                 -----

      Dollar amount of commissions              $1,084,081              $158,945               $319,537

   Percentage (dollar amount) paid to              ____(3)                ____(3)                4.5%
             RS&Co./BARS/NMS                                                                   ($14,627)

  Percentage of brokerage transactions             ____(3)                ____(3)                 3%
    effected through RS&Co./BARS/NMS


(1) Shares of Aggressive Growth Fund were first offered for sale to the public on May 1, 2000.

(2) Shares of RS Internet Age Fund(TM) were first offered for sale to the public on December 1, 1999.

(3) The Funds are not required to report commissions paid to RS&Co., BARS, or NMS for the fiscal years ended December 31, 2000 or thereafter, because, following March 1, 1999, these entities were no longer affiliated persons of RS Investments or with the Funds.

         Of the amounts shown above for the fiscal year ended December 31, 2001 under "Dollar amount of commissions," brokerage commissions were paid by the Funds to brokers who provided research services or other services to RS Investments in the following amounts: The Aggressive Growth Fund: $281,198;
The Contrarian Fund(TM): $384,359; The Diversified Growth Fund: $4,778,970;
The Emerging Growth Fund: $3,596,148; The Value + Growth Fund: $1,146,019;
The Global Natural Resources Fund: $316,315; The MidCap Opportunities Fund:
$5,680,248; The Information Age Fund(R): $210,875; The Internet Age Fund(TM):
$253,494; The Partners Fund: $981,860; The Smaller Company Growth Fund:
$205,928.

         During fiscal 2001, the following Funds acquired securities of their regular brokers or dealers, as follows, together with the values of such securities, if any, held at December 31, 2001:

------------------------------------------------------------------------------
                 Fund                         Value at December 31, 2001
------------------------------------------------------------------------------
        Aggressive Growth Fund
        ----------------------
         Instinet Group, Inc.                         $1,606,995

      Knight Trading Group, Inc.                          --

        J.P. Morgan Chase & Co.                           --

        Diversified Growth Fund
        -----------------------
         Instinet Group, Inc.                             --

             U.S. Bancorp                                 --

         Emerging Growth Fund
         --------------------
         Instinet Group, Inc.                        $14,072,010

      Knight Trading Group, Inc.                     $17,010,472

         Information Age Fund(R)
         -----------------------
         Instinet Group, Inc.                        $1,108,515

       MidCap Opportunities Fund
       -------------------------
          Instinet Group, Inc.                            --

       Knight Trading Group, Inc                          --

      Bank of America Corporation                         --

          Value + Growth Fund
          -------------------
          Instinet Group, Inc.                            --

       Merrill Lynch & Co., Inc.                      $5,909,000

            Citigroup, Inc.                               --

 Morgan Stanley Dean Witter & Company                     --

         The Contrarian Fund (TM)
         ------------------------
           Instinet Group, Inc.                           --

 Morgan Stanley Dean Witter & Company                     --

            Citigroup, Inc.                               --

     Global Natural Resources Fund
     -----------------------------
         Instinet Group, Inc.                             --

             Partners Fund
             -------------
         Instinet Group, Inc.                             --

          Internet Age Fund (TM)
          ----------------------
      Knight Trading Group, Inc.                          --
------------------------------------------------------------------------------

                          THE FUNDS' DISTRIBUTION PLAN

Each of the Funds has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay distribution fees to the Distributor for services the Distributor renders and costs and expenses it incurs in connection with the promotion and distribution of the Fund's shares, at an annual rate of up to 0.25% of the Fund's average daily net assets. Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and payments to dealers, financial institutions, advisors, or other firms. They may also include the Distributor's overhead expenses attributable to the distribution of the Fund's shares, which may include, for example, expenses for office space, communications, and salaries of the Distributor's personnel, and any other of the Distributor's expenses attributable to the distribution of the Fund's shares. RS Investments and its affiliates provide certain services to the Distributor in respect of the promotion of the shares of the Funds. In return for those services, the Distributor pays to RS Investments a portion of the payments received by the Distributor under the Plan. The Plan is a "compensation" plan. It is anticipated that the Distribution Plan will benefit the Funds by helping to increase sales of shares of the Funds, thereby potentially creating or maintaining economies of scale and reduced operating expenses.

RECENT PAYMENTS UNDER THE FUNDS' DISTRIBUTION PLAN*.


AGGRESSIVE GROWTH FUND                   DISTRIBUTION FEES

Period ended 12/31/00(1)                 $    264,964
Year ended 12/31/01                      $    336,836

THE CONTRARIAN FUND(TM)

Year ended 12/31/99                      $    313,537
Year ended 12/31/00                      $    247,999
Year ended 12/31/01                      $    199,317

DIVERSIFIED GROWTH FUND

Year ended 12/31/99                      $    273,575
Year ended 12/31/00                      $  1,554,859
Year ended 12/31/01                      $  1,570,268



EMERGING GROWTH FUND

Year ended 12/31/99                      $     3,028,974
Year ended 12/31/00                      $    12,684,558
Year ended 12/31/01                      $     7,089,119

GLOBAL NATURAL RESOURCES FUND

Year ended 12/31/99                      $        70,465
Year ended 12/31/00                      $        68,114
Year ended 12/31/01                      $        77,243

MIDCAP OPPORTUNITIES FUND

Year ended 12/31/99                      $       470,308
Year ended 12/31/00                      $       585,848
Year ended 12/31/01                      $       432,297

THE INFORMATION AGE FUND(R)

Year ended 12/31/99                      $       512,717
Year ended 12/31/00                      $       876,691
Year ended 12/31/01                      $       359,922

RS INTERNET AGE FUND(TM)

Period ended 12/31/99(2)                 $        13,775
Year ended 12/31/00                      $       495,382
Year ended 12/31/01                      $       177,640

SMALLER COMPANY GROWTH FUND

Year ended 12/31/99                      $       210,694
Year ended 12/31/00                      $       303,860
Year ended 12/31/01                      $       249,475

PARTNERS FUND

Year ended 12/31/99                      $        81,774
Year ended 12/31/00                      $        55,938
Year ended 12/31/01                      $       186,855

VALUE + GROWTH FUND

Year ended 12/31/99                      $     1,642,971
Year ended 12/31/00                      $     1,528,541
Year ended 12/31/01                      $       946,498


* Distribution fees were paid to Edgewood Services, Inc., the Funds' distributor until December 31, 1998 ("Edgewood").
(1) Shares of the Aggressive Growth Fund were first offered for sale to the public on May 1, 2000.
(2) Shares of RS Internet Age Fund(TM) were first offered for sale to the public on December 1, 1999.

RECENT PAYMENTS UNDER THE FUNDS' CLASS C DISTRIBUTION PLAN*(1):

                                         DISTRIBUTION FEES


AGGRESSIVE GROWTH FUND
Year ended 12/31/00

Year ended 12/31/01                      ----
                                         ----
THE CONTRARIAN FUND(TM)
Year ended 12/31/99

Year ended 12/31/00                      $  1,166
                                         ----
Year ended 12/31/01                      ----

DIVERSIFIED GROWTH FUND

Year ended 12/31/99                      $2,225
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

EMERGING GROWTH FUND

Year ended 12/31/99                      $2,939
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

GLOBAL NATURAL RESOURCES FUND

Year ended 12/31/99                      $68
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

MIDCAP OPPORTUNITIES FUND

Year ended 12/31/99                      $4,590
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

THE INFORMATION AGE FUND(R)

Year ended 12/31/99                      $399
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

SMALLER COMPANY GROWTH FUND

Year ended 12/31/99                      $1,159
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

PARTNERS FUND

Year ended 12/31/99                      $247
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

VALUE + GROWTH FUND

Year ended 12/31/99                      $3,654
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----


*Distribution fees were paid to Edgewood Services, Inc., the Funds' distributor until December 31, 1998 ("Edgewood").

(1) The Distribution Plan adopted in respect of the Funds' Class C shares (the "Class C Plan") was in effect through April 1999. The Class C Plan provided for payments by each Fund from the assets attributable to the Funds' Class C shares at an annual rate of up to 1.00% (although each of the Funds' had limited payments under the Class C Plan to an annual rate of 0.75% of a Fund's average daily net assets attributable to its Class C shares). Affiliates of RS Investments received substantially all of the payments paid under the Class C Plan.

RECENT CONTINGENT DEFERRED SALES CHARGES ("CDSC") RECEIVED FOR CLASS C SHARES1:

CDSCs were received during the last three fiscal years in the following amounts:


THE CONTRARIAN FUND(TM)

Year ended 12/31/99                      $0
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

DIVERSIFIED GROWTH FUND

Year ended 12/31/99                      $727
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

EMERGING GROWTH FUND

Year ended 12/31/99                      $474
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

GLOBAL NATURAL RESOURCES FUND

Year ended 12/31/99                      $0
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

MIDCAP OPPORTUNITIES FUND

Year ended 12/31/99                      $1,947
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

THE INFORMATION AGE FUND(R)

Year ended 12/31/99                      $38
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

SMALLER COMPANY GROWTH FUND

Year ended 12/31/99                      $354
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----



PARTNERS FUND

Year ended 12/31/99                      $0.26
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----

VALUE + GROWTH FUND

Year ended 12/31/99                      $10
Year ended 12/31/00                      ----
Year ended 12/31/01                      ----


1 Class C shares were subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year after purchase. Affiliates of RS Investments received substantially all of the proceeds of any CDSC imposed on redemption of shares. As no Class C shares were outstanding in 2000 or 2001, no CDSC's were charged during that period.

RECENT REIMBURSEMENTS PAID BY THE FUNDS TO RS INVESTMENTS FOR SHAREHOLDER
SERVICES


FUND                                      TOTAL IN 2001      TOTAL IN 2000
----                                      -------------      --------------
Aggressive Growth Fund                    $107,996           $65,757
The Contrarian Fund(TM)                    $51,659            $69,168
Diversified Growth Fund                   $874,584           $862,229
Emerging Growth Fund                      $2,773,823         $4,398,910
Global Natural Resources Fund             $41,525            $40,339
MidCap Opportunities Fund                 $107,045           $119,740
The Information Age Fund(R)               $128,075           $186,368
Internet Age Fund                         $111,177           $238,689
Smaller Company Growth Fund               $80,576            $81,228
Partners Fund                             $86,128            $25,189
Value + Growth Fund                       $191,619           $241,742


                        HOW NET ASSET VALUE IS DETERMINED

         Each Fund determines the net asset value per share once daily, as of 4:30 p.m. eastern time, on each day the New York Stock Exchange (the "Exchange") is open. The Exchange is closed Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Independence Day (observed), Labor Day, Thanksgiving, and Christmas.

         Securities for which market quotations are readily available are valued using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), at the mean between the closing bid and asked prices, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Fund are restricted as to resale, their fair value is determined in accordance with the guidelines and procedures adopted by the Trust's Board of Trustees. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

                                      TAXES

         Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

         In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or other regulated investment company securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of ("net capital gain") the excess of net long-term capital gains over net short-term capital losses) and its net tax-exempt income.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. Thus, a Fund's yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

         A Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

         Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on a Fund's distributions from its taxable income (exclusive of net capital gains), unless the tax is reduced or eliminated by an applicable tax treaty. Distributions of the Fund's net capital gain, if any, received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. In addition, new IRS regulations effective for payments made after January 1, 2001 (although transitional rules may apply) will, in some circumstances, increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund, and regarding the potential application of the new regulations.

         Distributions of investment income are taxable as ordinary income, whether received in cash or in shares through the reinvestment of distributions. Although distributions will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's "earnings and profits" will be determined at the end of each taxable year and will be allocated pro rata over the entire year.

         Distributions, if any, that are designated by the Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund. Statements as to the tax status of distributions will be mailed annually.

                          HOW PERFORMANCE IS DETERMINED

STANDARDIZED PERFORMANCE INFORMATION

         Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return of that class of shares during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

         At times, RS Investments may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such fee reduction or assumption of expenses would increase the Fund's total return during the period of the fee reduction or assumption of expenses.

         All data are based on past performance and do not predict future results.

PERFORMANCE INFORMATION

         Yield and total return data for a Fund's shares may from time to time be included in advertisements about the Funds. A Fund's "yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Total return" for one-, five-, and ten-year periods, and for the life of a Fund, through the most recent calendar quarter represents the average annual compounded rate of return (or, in the case of a period of one year or less, the actual rate of return) on an investment of $1,000 in the Fund's shares. Total return may also be presented for other periods. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Fund's performance may be compared to various indices. Information may be presented in advertisements about a Fund describing the background and professional experience of RS Investments or any portfolio manager.

         All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's investments expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

         The average annual total returns, returns after taxes on distributions, and returns after taxes on distributions and sale of Fund shares for each of the Funds for the periods indicated through December 31, 2001 are set forth below. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account).

                                                                                                      RETURN
                                                                                                    AFTER TAXES
                                                                              RETURN             ON DISTRIBUTIONS
                                                            TOTAL           AFTER TAXES             AND SALE OF
                                                            RETURN        ON DISTRIBUTIONS         FUND SHARES
                                                          ---------       ----------------     --------------------
AGGRESSIVE GROWTH FUND

Year ended December 31, 2001                                -24.82%           -24.82%               -15.11%
From inception (5/1/2000) through December 31, 2001         -25.06%           -25.06%               -19.63%

THE CONTRARIAN FUND(TM)

Year ended December 31, 2001                                 -8.25%            -8.25%^               -5.02%
Five years ended  December 31, 2001                          -7.86%            -8.17%                -6.14%
From inception (6/30/93) through December 31, 2001            1.31%             0.98%                 0.97%

DIVERSIFIED GROWTH FUND
Year ended December 31, 2001                                 1.88%             1.88%                 1.15%
Five years ended December 31, 2001                          22.90%            19.31%                17.42%
From inception (8/1/96) through December 31, 2000           25.89%            22.50%                20.32%

EMERGING GROWTH FUND
Year ended December 31, 2001                               -27.31%           -27.31%               -16.63%
Five years ended December 31, 2001                          18.50%            15.31%                13.75%
Ten years ended December 31, 2001                           14.44%            11.61%                10.72%

GLOBAL NATURAL RESOURCES FUND
Year ended December 31, 2001                                 0.61%             0.61%                 0.37%



Five Years ended December 31, 2001                         -3.39%             -3.60%                -2.75%
From inception (11/15/95)   through December 31, 2001       3.05%              2.88%                 2.41%

MIDCAP OPPORTUNITIES FUND
Year ended December 31, 2001                                -14.01%           -14.37%               -8.53%
Five years Ended December 31, 2001                          11.45%             5.51%                 6.86%
From inception (7/12/95) through December 31, 2001          14.47%             9.57%                10.00%

INFORMATION AGE FUND(R)
Year ended December 31, 2001                                -22.11%           -22.40%               -13.17%
Five years ended December 31, 2001                          13.07%            10.99%                10.82%
From inception (11/15/95) through December 31, 2001         13.53%            11.67%                11.25%

RS INTERNET AGE FUND(TM)
Year ended December 31, 2001                                -11.79%           -11.79%               -7.18%
From inception (12/1/99) to December 31, 2001               -23.25%           -23.25%               -18.04%

SMALLER COMPANY GROWTH FUND
Year ended December 31, 2001                                8.31%              7.71%                 5.60%
Five years ended December 31, 2001                          18.10%            17.39%                15.20%
From inception (8/15/96) through December 31, 2001          18.80%            18.15%                15.91%

PARTNERS FUND
Year ended December 31, 2001                                16.72%            15.28%                10.40%
Five Years Ended December 31, 2001                          6.41%              5.56%                 4.87%
From inception (7/12/95) through December 31, 2001          11.55%            10.74%                 9.31%

VALUE + GROWTH
Year ended December 31, 2001                                -20.43%           -22.47%               -10.46%
Five years ended December 31, 2001                          5.68%              2.63%                 4.15%
From inception (5/12/92) through December 31, 2001          13.99%            11.91%                11.67%


NON-STANDARDIZED TOTAL RETURN INFORMATION

         From time to time, a Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in the Fund's shares, and cumulative total return. Cumulative total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INDICES AND PUBLICATIONS

         A Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), Standard & Poor's MidCap 400 Index ("S&P 400"), the NASDAQ Industrial Index, the NASDAQ Composite Index, Russell 2000 Index, or other unmanaged indices so that investors may compare such results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the NASDAQ Industrial Index, the NASDAQ Composite Index, and the Russell 2000 Index are unmanaged groups of common stocks traded principally on national securities exchanges and the over the counter market, as the case may be. A Fund may also, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money, and Business Week.

         In addition, one or more portfolio managers or other employees of an Adviser may be interviewed by print media, such as THE WALL STREET JOURNAL or BUSINESS WEEK, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

RELATIVE VOLATILITY - BETA

         From time to time a Fund may present a statistical measure of the volatility of a Fund's performance relative to the volatility of the performance of the S&P 500. A Fund calls this comparative measure its "beta." Beta is approximate, because it is statistical, and is not necessarily indicative of future fund performance volatility. Thus, if a Fund's portfolio volatility perfectly represents that of the S&P 500, a Fund's beta would be 1.0. If a Fund's beta is greater than 1.0, a Fund's portfolio would tend to represent a greater market risk than the S&P 500 because a Fund's portfolio would tend to be more sensitive to movements in the securities markets. For example, if a Fund's beta is 1.1, a Fund's performance would tend to vary approximately 10% more than would the performance of the S&P 500. If a Fund's beta is 0.9, a Fund's performance would tend to vary 10% less than the performance of the S&P 500. The correlation is not usually exact because, depending upon the diversification of a Fund's portfolio, a beta of less than 1.0 may indicate only that the portfolio is less sensitive to market movements, not that the Fund's portfolio has low overall risk.

The beta included with any presentation of the Fund's performance data will be calculated according to the following formula:

                n            _ _
             [SIGMA]R  R  - nR R
                     FT MT    F M
    [BETA] =
                n    2      _2
             [SIGMA]R    - nR
                      MT      M

    Where:  n    =  number of months measured

        R SUB FT =  rate of return on the Fund in month T

        R SUB MT =  rate of return on the market index, I.E., the S&P 500, in month T

        _
        R SUB F  =  arithmetic average monthly rate of return of the Fund

        _
        R SUB M  =  arithmetic average monthly rate of return on the market index, I.E., the S&P 500

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

         National Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds' transfer agent and dividend-paying agent ("Transfer Agent"). PFPC Trust Company ("PFPC Trust"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the Funds' custodian ("Custodian"). As Custodian, PFPC Trust and subcustodians hold the securities in the Funds' portfolios and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Funds.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, are the Trust's independent accountants, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investor Services, Inc. ("Fitch").

S&P'S RATINGS

AAA: Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated `A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated `BB,' `B,' `CCC,' `CC,' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB: Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B: Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC: Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC: The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C: The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating `CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rate in the

`AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than the "AAA," "DDD," "DD," or "D" categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

                              FINANCIAL STATEMENTS

The financial statements, financial highlights, and Independent Auditors' reports included in the Annual Reports for the Funds' fiscal year ended December 31, 2001 and filed electronically on February 5, 2002 (File No. 811-5159; Accession No. 0000935069-02-000069) are incorporated by reference into this Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

                              RS MONEY MARKET FUND

                                   May 1, 2002

         RS Money Market Fund (the "Fund") is a series of shares of RS Investment Trust (the "Trust"), an open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2002, as it may be revised from time to time. A copy of the Fund's Prospectus can be obtained upon request made to RS Investments, 388 Market Street, San Francisco, CA 94111 telephone 1-800-766-FUND.

                                TABLE OF CONTENTS

         CAPTION                                                         PAGE
         -------                                                         ----
TABLE OF CONTENTS                                                         1
TRUST INFORMATION                                                         2
INVESTMENTS AND RISKS                                                     3
INVESTMENT LIMITATIONS                                                    8
MANAGEMENT OF THE FUND                                                    11
DISTRIBUTION  PLAN                                                        18
HOW NET ASSET VALUE IS DETERMINED                                         19
TAXES                                                                     19
HOW PERFORMANCE IS DETERMINED                                             21
ADDITIONAL INFORMATION                                                    24
DESCRIPTION OF SECURITIES RATINGS                                         25

                                TRUST INFORMATION

TRUST HISTORY AND FUND CLASSIFICATION

         RS Investment Trust ("Robertson Stephens Investment Trust," util
1999) was organized on May 11, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

         The Trust currently offers shares of beneficial interest of various series with separate investment objectives and policies, of which the Fund is one. The Fund is a diversified, open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). This means that, with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

MASTER/FEEDER STRUCTURE

         The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio, a Delaware business trust. The Fund and any other entity investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations. Accordingly, it is unlikely that the Fund or its shareholders will incur such liability by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor in the Master Portfolio withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that may be available through investment in the Master Portfolio may not be fully achieved.

         The fundamental policies and restrictions of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder in the Master Portfolio, is requested to vote on any matter submitted to the interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters, unless such meeting is not required by applicable law. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. It is possible that even where a majority of the Fund's shareholders vote in favor of (or against) a particular proposal made to the interestholders of the Master Portfolio, such a proposal may fail (or pass) due to the votes of other interestholders.

         Certain policies of the Master Portfolio are non-fundamental and may therefore be changed by vote of a majority of the Master Portfolio's trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio. The Fund's inability to find a substitute investment company could adversely affect shareholders' investments in the Fund.

CAPITALIZATION

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.

         The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund and one or more other series of the Trust may be allocated in proportion to the net asset values of the respective series except where allocations of direct expenses can otherwise be fairly made.

         Shareholders of the Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of the Fund vote separately as a single series of the Trust except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

                              INVESTMENTS AND RISKS

         RS Investment Management, L.P. ("RSIM, L.P." or "RS Investments") serves as investment adviser to the Fund. Currently, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Portfolio. Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction for the Master Portfolio. In addition to the principal investment strategies and the principal risks of the Fund and the Master Portfolio described in the Prospectus, the Master Portfolio may employ other investment practices and therefore the Fund and the Master Portfolio may be subject to additional risks, many of which are described below.

         To the extent set forth in this SAI, the Fund through its investment in the Master Portfolio may invest in the investments described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund, although the purchase and sale of investments is currently expected to be made out by the Master Portfolio and, to that extent, references to the Fund should be read to include references to the Master Portfolio The enumeration of investments discussed below, and the descriptions of those investments, have been provided to the Fund by the Master Portfolio.

         The assets of the Fund consist only of obligations maturing within 397 days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity or longer maturities. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

         The Fund may invest in the following types of money market instruments:

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

         BANK OBLIGATIONS. The Fund may invest in bank obligations that include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high- quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed time deposits are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, or in repurchase agreements with more than seven days to maturity or other illiquid securities, if more than 10% of the value of its net assets would be so invested. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes on income and gains realized payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BGFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Trust's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgrated below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Master Portfolio's interestholders.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         LETTERS OF CREDIT. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

         INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act.

         MUNICIPAL OBLIGATIONS. The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

         FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

         The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which typically permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         PARTICIPATION INTERESTS. The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

         ILLIQUID SECURITIES. The Fund may invest in securities not registered under the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

         UNRATED INVESTMENTS. The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Master Portfolio's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the Master Portfolio of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, the Master Portfolio's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Master Portfolio's Board finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

         PASS-THROUGH OBLIGATIONS. Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit that is marked to market daily to ensure that each loan is collateralized with at least 100% of the current market value of the securities loaned; (2) the Fund may at any time recall the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Fund does not currently intend to lend its portfolio securities.

         FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

         Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

         PRIVATELY ISSUED SECURITIES. It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Master Porfolio's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         FOREIGN OBLIGATIONS. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

         LOAN PARTICIPATION AGREEMENTS. The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

         Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

         The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees of the Master Portfolio. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

         FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

         The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.

                             INVESTMENT LIMITATIONS

                   CERTAIN INVESTMENT LIMITATIONS OF THE FUND

         The Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.

         The Fund may not:

         1. issue any class of securities which is senior to the Fund's shares of beneficial interest, except that the Fund may borrow money to the extent contemplated by Restriction 3 below;

         2. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

         3. borrow money except as permitted by applicable law, regulation or order;

         4. act as underwriter of securities of other issuers except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The purchase by the Fund of securities of a diversified, open-end management investment company, or a series thereof, with substantially the same investment policies as the Fund's shall not constitute an underwriting for purposes of this Restriction 4;

         5. (i) (as to 75% of the Fund's total assets) purchase any security (other than (a) obligations of the U.S. Government, its agencies or instrumentalities and (b) obligations of banks to the extent that the Securities and Exchange Commission, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry (except to the extent that the Securities and Exchange Commission by rule or interpretation permits funds to reserve freedom to concentrate in obligations of banks). Notwithstanding this Restriction 5, the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment policies as the Fund's;

         6. make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

         7.       purchase or sell commodities or commodity contracts, except
                  (i) that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, (ii) as appropriate in connection with otherwise permissible options, futures and commodities activities as described elsewhere in the Prospectus or this Statement at the time and (iii) the Fund may purchase securities of an issuer that invests or deals in commodities or commodity contracts.

         8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         In addition, it is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 10% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). Notwithstanding any other fundamental or non-fundamental investment policy, limitation, or restriction of the Fund, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same investment policies as the Fund's.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

         The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                       LIMITATIONS OF THE MASTER PORTFOLIO

         The investment restrictions of the Fund and the Master Portfolio are not identical. The Master Portfolio's investment restrictions do not apply directly to the Fund, but for so long as the Fund invests substantially all of its assets in the Master Portfolio, the following restrictions (which have been provided to the Fund by the Master Portfolio) will limit the manner in which the assets of the Fund are invested by the Master Portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Master Portfolio may not:

         (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies,
(ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff);

         (2) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

         (4) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

         (5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

         (6) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies, or

         (7) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

         With respect to paragraph (5), the 1950 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) at the time the borrowing is made. With respect to paragraph (7), the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

As a matter of non-fundamental policy:

         (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

         (2) The Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

         (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

         (4) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         (5) The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

         (6) The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

         (7) The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust's officers.

         The following table presents information about each of the Trustees and executive officers of the Trust. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, San Francisco, CA 94111.

                              INDEPENDENT TRUSTEES

                                                                             NUMBER OF
                                       TERM OF                              PORTFOLIOS IN
                                       OFFICE AND         PRINCIPAL             FUND              OTHER
    NAME,             POSITION(S)      LENGTH OF        OCCUPATION(S)          COMPLEX        DIRECTORSHIPS
   ADDRESS            HELD WITH          TIME            DURING PAST         OVERSEEN BY         HELD BY
   AND AGE              TRUST           SERVED+            5 YEARS             TRUSTEE           TRUSTEE
---------------      -----------     ------------   ---------------------    -------------  ----------------
Leonard B.             Trustee       Since June,    Managing Director             11        Director,
Auerbach Age 55                          1987       (formerly CEO), Centre                  Sequoia
                                                    Capital Group, Inc.,                    National Bank
                                                    a member company of
                                                    American International
                                                    Group, Inc.;


                                                    formerly, General
                                                    Partner, Tuttle &
                                                    Company, a financial
                                                    services company.

Jerome S. Contro       Trustee       Since June,    Partner, Tango Group,         11              N/A
Age 45                                   2001       an investment
                                                    company; Former
                                                    Managing Director,
                                                    Nuveen, an investment
                                                    company.

John W. Glynn,         Trustee       Since July,    President, Glynn              11              N/A
Jr. Age 61                               1997       Capital Management;
                                                    Trustee, RS
                                                    Investment
                                                    Management, L.P.;
                                                    Director, Sterling
                                                    Payot Company, a
                                                    private investment
                                                    banking firm that
                                                    advises executives
                                                    and companies on
                                                    financial and
                                                    strategic matters.

G. Randall Hecht*      Trustee,      Served as      CEO, RS Investments;          11              N/A
Age 50                President,   Trustee: June,   CEO, Member, RS
                      Principal     2001 present,   Investment Management
                      Executive      May 1999-      Co., LLC; Formerly
                       Officer     February 2001;   COO, Member of the
                                     June, 1987-    Management and
                                   December, 1997   Executive Committees,
                                                    Robertson, Stephens &
                                                    Company, Inc.; CFO,
                                                    Limited Partner,
                                                    Robertson, Stephens &
                                                    Company, LLC.

Steven M. Cohen       Treasurer      April, 1999    CFO, RS Investments;         N/A              N/A
Age 35                                              Formerly Trading
                                                    Operations Manager,
                                                    Ziff Brothers
                                                    Investments; Audit
                                                    Manager, Ernst &
                                                    Young.

Suzanne M.            Secretary       May, 1999     Fomerly, Vice                N/A              N/A
Dufrane Age 34                                      President, Credit
                                                    Suisse First Boston;
                                                    Controller, Robertson



                                                    Stephens Investment
                                                    Management; Senior
                                                    Tax Consultant, Price
                                                    Waterhouse.


         +Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees.

         *Interested person" of the Trust and RS Investments, as that term is defined in Section 2(a)(19) of the 1940 Act due to positions with the Trust and positions with and ownership interests in RS Investments.

COMMITTEES OF THE BOARD OF TRUSTEES

         The RS Board of Trustees has two standing committees -- the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are Messrs. Contro, Glynn, and Auerbach. The Audit Committee met twice during the fiscal year ending December 31, 2001.

         The purpose of the Nominating Committee is to screen and select members of the Board of Trustees. The Nominating Committee is composed of Messrs. Contro, Glynn, and Auerbach. The Nominating Committee met twice during the fiscal year ending December 31, 2001. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria.

BENEFICIAL OWNERSHIP

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the Funds (including the RS Money Market Fund).



        (1)                              (2)                                          (3)
                                DOLLAR RANGE OF EQUITY                 AGGREGATE DOLLAR RANGE OF EQUITY
  NAME OF TRUSTEE               SECURITIES IN THE FUND                     SECURITIES IN ALL FUNDS
--------------------        ----------------------------------     ----------------------------------------
Leonard B. Auerbach             RS Emerging Growth Fund                     GREATER THAN $100,000
                                 GREATER THAN $100,000

                                   The Contrarian Fund
                                     $50,001-$100,000

                                  RS Value + Growth Fund
                                     GREATER THAN $100,000

                                  RS Internet Age Fund(TM)
                                     $10,001-$50,000

                                     RS Partners Fund
                                     LESS THAN $10,000

                               RS MidCap Opportunities Fund
                                     $10,001-$50,000

Jerome Contro                        RS Partners Fund                          $10,001-$50,000
                                      $10,001-$50,000



John W. Glynn, Jr.              RS Emerging Growth Fund                       $10,001-$50,000
                                    $10,001-$50,000

G. Randall Hecht                RS Emerging Growth Fund
                                 GREATER THAN $100,000

                                   RS Partners Fund
                                 GREATER THAN $100,000

                               RS Internet Age Fund(TM)
                                 GREATER THAN $100,000

                           RS Global Natural Resources Fund
                                 GREATER THAN $100,000

                                RS Value + Growth Fund
                                    $10,001-$50,000

                                The Contrarian Fund(TM)
                                    $10,001-$50,000

                             RS MidCap Opportunities Fund
                                    $10,001-$50,000

                              The Information Age Fund(R)
                                    $10,001-$50,000

         The following table provides information regarding each class of securities owned beneficially by any disinterested Trustee or his immediate family members in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or the principal underwriter of the Trust:


                               NAME OF
                             OWNERS AND
    NAME OF                 RELATIONSHIPS                                     VALUE OF         PERCENT OF
    TRUSTEE                  TO TRUSTEE      COMPANY      TITLE OF CLASS     SECURITIES          CLASS
-----------------          --------------    -------      --------------     ----------          -----
Leonard Auerbach*                --             --              --                --                --

Jerome S. Contro                --             --              --                --                --

John W. Glynn, Jr.**             --             --              --                --                --

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RS Investment Management Co., L.L.C. respectively, affiliates of RS Investments are the general partners. He is also a Member of RS Property Fund IV, L.L.C. of which RS Fund IV Manager L.P., an affiliate of RS Investments, is the Managing Member. The value of Mr. Auerbach's interst in these entities exceeds $200,000.

** Mr. Glynn holds indirectly a limited partnership interest in RS Emerging Growth Pacific Partners Onshore L.P. the General Partner of which is RS Growth Group LLC. The value of Mr. Glynn's interest in that entity exceeds $300,000.

 COMPENSATION

         Pursuant to the terms of the Advisory Agreements with the Funds, RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of RS Investments. The Trust pays each unaffiliated Trustee a quarterly fee of $15,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund's net asset value.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                  PENSION OR                                    TOTAL
                                                  RETIREMENT                                COMPENSATION
                                                   BENEFITS                                  FROM TRUST
                             AGGREGATE            ACCRUED AS          ESTIMATED               AND FUND
                           COMPENSATION              PART           ANNUAL BENEFITS         COMPLEX PAID
   NAME OF                 FROM TRUST IN           OF TRUST               UPON             TO TRUSTEES IN
PERSON, POSITION               2001                EXPENSES            RETIREMENT                2001
-----------------          -------------        ------------          ------------         --------------
Leonard Auerbach              $60,000                 --                    --                 $60,000
Trustee

Jerome S. Contro              $45,000                 --                    --                 $45,000
Trustee

John W. Glynn, Jr.            $60,000                 --                    --                 $60,000
Trustee

G. Randall Hecht*                --                   --                    --                   --
Trustee, President


* Denotes a Trustee who is an "interested person" as defined in the 1940 Act.

CODE OF ETHICS

         The Trust, RS Investments, and PFPC Distributors Inc. have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

                     CONTROL PERSONS AND SHARE OWNERSHIP

         As of April 5, 2002, to the Fund's knowledge, the shareholders who owned of record or beneficially more than 5% of the outstanding shares of the Fund were as follows:

       SHAREHOLDER                                 SHARES OWNED                PERCENTAGE OF OUTSTANDING SHARES OF
                                                                                            FUND OWNED

Bear, Stearns Securities Corp. FBO                  31,779,512.440                             21.13%
1030900516 1 Metrotech Center N.
Brooklyn, NY  11201-3870

Security Trust Company Custodial                    20,168,738.470                             13.41%
Nominee At Plan 2390 E. Camelback
Road, Suite 240 Phoenix, AZ  85016-3434

Harris Trust & Savings Bank C/F FBO                 11,005,813.410                              7.32%
Luxor Investments LP 111 W. Monroe St.
#5E Chicago, IL  60603-4095



         On April 5, 2002, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

         The Trust's Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

RS INVESTMENTS

         RS Investment Management Co., L.L.C. ("RSIM Co.") a Delaware limited liability company, is the owner of 99.9% of the outstanding beneficial interest in RS Investments (RS Bayview, Inc. owns 0.1% of the outstanding beneficial interest in RS Investments) G. Randall Hecht, Chairman and Chief Executive Officer of RSIM Co., owns 29% of the membership interest in RSIM Co.; Mr. Paul Stephens, Mr. Andrew P. Pilara, and Mr. James Callinan, portfolio managers of certain of the Funds, own 22%, 15%, and 20%, respectively. The remainder of the membership interests is owned by other employees of RSIM Co. or its affiliates and by other persons otherwise unaffiliated with RSIM Co. Each of Messrs. Callinan, Hecht, Pilara, and Stephens, and Mr. James Foster, employees of RSIM Co. or its affiliates, is a member of the Management Committee of RSIM Co. Mr. Hecht serves as the President and Principal Executive Officer of the Trust.

         The Fund and RS Investments have entered into an Investment Advisory Agreement (the "Advisory Agreement") that shall not be operational unless the Fund redeems its assets from the Master Portfolio and does not then invest those assets in another diversified, open-end mutual fund with substantially the same investment policies as the Fund. Should such an event occur, the Advisory Agreement shall become operational and RS Investments, at its expense, will furnish investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees, and (i) will furnish the Fund with investment advice, research, and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, (ii) will furnish the Trust and the Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general will superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees.

         In addition, RS Investments provides all administrative services needed for the management and operation of the Fund and furnishes such office space and personnel as are needed by the Fund pursuant to an Administrative Services Agreement with the Fund, as described in "Administrative Services" below. The services of RS Investments to the Fund are not deemed to be exclusive, and RS Investments or any affiliate may provide similar services to other series of the Trust, other investment companies, and other clients, and may engage in other activities. The Fund may reimburse RS Investments for any services performed for the Fund by it outside its duties under the Advisory Agreement.

         The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust, the Fund or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

         The Advisory Agreement is subject to annual approval, commencing in 2003, by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or RS Investments. It is terminable by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days' written notice and will terminate automatically in the event of its assignment.

         The Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisers for the Fund, who would be required to furnish an investment program and make investment decisions for the Funds. RS Investments has not entered into sub-advisory agreements in respect of the Fund.

         In determining to approve the Fund's Advisory Agreement (which will only become operational under the circumstances described above), the Trustees met with the relevant personnel from RS Investments and considered information provided by RS Investments. The Trustees took into account the fact that the transactions of the Fund would be managed at the Master Portfolio level; that it was not expected that RS Investments would be called upon to manage the Fund's assets in the foreseeable future; but that, in light of the experience and reputation of the senior management of RS Investments, RS Investments would likely be capable of managing, or securing acceptable management of, the Fund, in the event the Fund ceased to invest substantially all of its assets in the Master Portfolio.

         The Trustees considered the scope of the services to be provided by RS Investments to the Fund under the Advisory Agreement relative to services provided by third parties to other mutual funds. The Trustees considered whether the scope of RS Investments' services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services. The Trustees also considered the fact that the fees that would be payable to RS Investments under the Advisory Agreement would be paid at the same rate as the fees are payable by the Master Portfolio to BGFA.

         The Trustees also evaluated the procedures of RS Investments designed to fulfill RS Investments' fiduciary duty to the Fund with respect to possible conflicts of interest, including RS Investments' code of ethics (regulating the personal trading of its officers and employees).

BGFA

         BGFA provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract (the "Advisory Contract"). Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's trustees periodic reports on the investment strategy and performance of the Master Portfolio.

         The Advisory Contract is subject to the annual approval by (i) the Master Portfolio's Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of Master Portfolio Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice by the Master Portfolio or, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

MANAGEMENT AND ADMINISTRATIVE FEES

         MANAGEMENT FEES. The Fund currently does not pay any fees to RS Investments under the Advisory Agreement, as no services are provided to the Fund by RS Investments under that Agreement. Should RS Investments begin to provide services to the Fund under the Advisory Agreement, the Fund will pay fees as compensation for the services provided to it thereunder. The amount of these management fees is calculated daily and payable monthly at the annual rate of 0.10% of the average daily net assets of the Fund.

         BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio pays a management fee calculated daily and payable monthly at an annual rate of 0.10% of the average daily net assets of the Master Portfolio. During the fiscal year ended December 31, 2001, the Master Portfolio paid management fees to BGFA in the amount of $997,827. (The Fund bore only the proportion of those fees relating to its ownership interest in the Master Portfolio, and only for the portion of the year after it commenced operations.)

         RS Investments also may at its discretion from time to time pay Fund expenses from its own assets, or reduce the management fee of the Fund. During fiscal year 2001, RS Investments reimbursed the Fund $54,051 for expenses incurred by the Fund.

         ADMINISTRATIVE SERVICES. The Fund has entered into an Administrative Services Agreement with RS Investments, pursuant to which RS Investments continuously provides business management services to the Fund and generally manages all of the business and affairs of the Fund, subject to the general oversight of the Trustees. Beginning May 1, 2002 the Fund pays fees to RS Investments under the Administrative Services Agreement at an annual rate of 0.25% of the Fund's average daily net assets.

         The Administrative Services Agreement is subject to annual approval, commencing in 2003, by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreement may be terminated without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 30 days' notice to RS Investments.

         The Trust, on behalf of the Fund, has entered into a Sub-Administration and Accounting Services Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT performs a variety of accounting, bookkeeping and other administrative services for the Fund. For its services under the Agreement, IBT has the right to receive fees, in addition to reimbursement of out-of-pocket expenses, equal to $19,285 per year. During fiscal 2001, the Fund paid $19,285 in fees to IBT.

EXPENSES

         The Fund will pay all expenses related to the operation of the Fund which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid to PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 (the "Distributor"), the Trust's distributor, under the Fund's 12b-1 Plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of RS Investments or the Distributor, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Fund currently incurs no brokerage or transaction costs because it invests all of its assets in the Master Portfolio. Set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions (which has been provided to the Fund by the Master Portfolio).

         Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Master Portfolio's Board of Trustees and BGFA, BGFA is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

         In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Master Portfolio to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA.

         Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees of the Master Portfolio will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. The price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by BGFA may furnish statistical, research and other information or services that are deemed by BGFA to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement BGFA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BGFA and to the Master Portfolio's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to BGFA since the brokers utilized by BGFA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services that are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of BGFA's investment advice.

         PORTFOLIO TURNOVER. Because the portfolio of the Master Portfolio consists of securities with relatively short-term maturities, the Master Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Master Portfolio usually will not incur excessive transaction costs.

                                DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay distribution fees to PFPC Distributors, Inc. (the "Distributor") for services the Distributor renders and costs and expenses it incurs in connection with the promotion and distribution of the Fund's shares, at an annual rate of up to 0.25% of the Fund's average daily net assets. Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and payments to dealers, financial institutions, advisers, or other firms. They may also include the Distributor's overhead expenses attributable to the distribution of the Fund's shares, which may include, for example, expenses for office space, communications, and salaries of the Distributor's personnel, and any other of the Distributor's expenses attributable to the distribution of the Fund's shares. The Fund currently makes no payments under the Distribution Plan. RS Investments and its affiliates provide certain services to the Distributor in respect of the promotion of the shares of the Funds. In return for those services, the Distributor pays to RS Investments a portion of the payments received by the Distributor under the Plan. The Plan is a "compensation" plan. During fiscal 2001, the Fund paid fees under the Plan in the amount of $234,587.

                        HOW NET ASSET VALUE IS DETERMINED

         The Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act, as would the Fund if it were to make investments directly and not through the Master Portfolio. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Trustees of the Master Portfolio have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

         Such procedures include review of the Master Portfolio holdings by the Trustees of the Master Portfolio, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees of the Master Portfolio. If such deviation exceeds 1/2 of 1%, the Trustees of the Master Portfolio will promptly consider what action, if any, will be initiated. In the event the Trustees of the Master Portfolio determine that a deviation exists that may result in material dilution or other unfair results to shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                      TAXES

         The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund would not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

         In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or other regulated investment company securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable investment company income (that is, generally, its ratable income exclusive of ("net capital gains") the excess of net long-term capital gains over net short-term capital losses) and its net tax-exempt income.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

         Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its taxable income (exclusive of net capital gains), unless the tax is reduced or eliminated by an applicable tax treaty. Distributions of the Fund's net capital gain, if any, received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. In addition, new IRS regulations effective for payments made after January 1, 2001 (although transitional rules may apply) will, in some circumstances, increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund, and regarding the potential application of the new regulations.

DISTRIBUTIONS

         Distributions of investment income are taxable as ordinary income, whether received in cash or in shares through the reinvestment of distributions. Although distributions will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's "earnings and profits" will be determined at the end of each taxable year and will be allocated pro rata over the entire year.

         Distributions, if any, that are designated by the Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

MASTER PORTFOLIO TAX ISSUES

         REGULATED INVESTMENT COMPANY. The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation. As a partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would recognize its proportionate share of such income without receipt of any corresponding distribution. However, the Master Portfolio has informed the Fund that it will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding distribution.

         TAXATION OF MASTER PORTFOLIO INVESTMENTS. Gains and losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

         Investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Master Portfolio, and thus the Fund, without corresponding current cash receipts. Although the Master Portfolio has informed the Fund that it will seek to avoid significant non-cash income, such non-cash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         With respect to investment income and gains received by the Master Portfolio, if any, from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. Thus, the yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which the Master Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Master Portfolio has invested and their face value ("original issue discount") is considered to be income to the Master Portfolio, and thus to the Fund, each year, even though the Master Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, the Master Portfolio could be required at times to liquidate other investments in order to satisfy the Fund's distribution requirements.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund. Statements as to the tax status of distributions will be mailed annually.

                          HOW PERFORMANCE IS DETERMINED

         GENERALLY. The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

         The Fund's performance may be advertised in terms of current yield or effective yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective field is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

         Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

         Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Fund's current yield for the seven-day period ended December 31, 2001 was 1.61%.

         Effective yield for the Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The Fund's effective yield for the seven-day period ended December 31, 2001 was 1.63%.

         In addition, investors should recognize that changes in the net asset values of shares of the Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         Additional information about the performance of the Fund will be contained in the Annual Report for the Fund when completed. The Annual Report may be obtained by calling the Trust at 1-888-766-FUND.

         PERFORMANCE COMPARISONS. From time to time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

         From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, iMoneyNet.Inc's Taxable Money Market Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

         In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; (2) describing the background and professional experience of RS Investments. or any portfolio manager; and (3) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the level and categories of assets under management by RS Investments or its affiliates.

         The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., iMoneyNet.Inc's Money Fund Report, including iMoneyNet.Inc's Taxable Money Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's investments expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

         OTHER ADVERTISING ITEMS. The Fund also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         In addition, one or more portfolio managers or other employees of RS Investments may be interviewed by print media, such as THE WALL STREET JOURNAL or BUSINESS WEEK, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

NON-STANDARDIZED TOTAL RETURN INFORMATION

         From time to time, the Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in the Fund's shares, and cumulative total return. Cumulative total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

         State Street Bank and Trust Company, c/o National Financial Data Services, at P.O. Box 419717, Kansas City, MO 64141, serves as the Fund's transfer agent and dividend-paying agent ("Transfer Agent"). Investors Bank & Trust Company ("IBT"), 200 Clarendon Street Boston, MA 02116, serves as the Fund's custodian ("Custodian"). As Custodian, IBT and subcustodians approved by the Board of Trustees of the Trust hold the securities in the Fund's portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Fund.

INDEPENDENT ACCOUNTANTS

         KPMG LLP, Three Embarcadero Center San Francisco, California 94111, are the Fund's independent accountants, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investor Services, Inc. ("Fitch").

S&P'S RATINGS

AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated `BB,' `B,' `CCC,' `CC,' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

S&P'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligors's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

8759860_2                                               -29-
B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

MOODY'S RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rate in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than the "AAA," "DDD," "DD," or "D" categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"
Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"
Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                                      "F-2"
Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                             FINANCIAL STATEMENTS

The financial statements, financial highlights, and independent auditors' reports for the Fund and the Master Portfolio included in the Annual Report for the Fund's fiscal year ended December 31, 2001 and filed electronically on March 5, 2002 (File No. 811-5159; Accession No. 0000912057-02-008706) are
incorporated by reference into this Statement of Additional Information.

PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS.

a(i).           Amended and Restated Agreement and Declaration of Trust of Registrant.(J)
a(ii).          Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant.(J)
b.              Copy of By-Laws of Registrant as amended through July 22, 1997.(G)
c(i).           Specimen Share Certificate(A)
c(ii).          Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders' Rights.(J)
c(iii).         Portions of By-laws Relating to Shareholders' Rights.(J)
d(i).(a)        Investment Advisory Agreement between RS Investment Management, L.P. and Registrant.(J)
d(i).(b)        Form of Revised Schedule 1 to Investment Advisory Agreement.(P)

d(i).(c)        Form of Further Revised Schedule 1 to Investment Advisory Agreement*
d(ii)           Form of Investment Advisory Agreement for the Money Market Fund (Q)
e.              Form of Distribution Agreement with PFPC Distributors, Inc.(P)
f.              Inapplicable.
g(i).           Form of Custodian Agreement between Registrant and PFPC Trust Company.(J)
g(ii).          Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (on behalf of RS Money Market
                Fund).(P)
h(i).           Administrative Services Agreement.(J)
h(ii).          Form of Sub-Administration and Accounting Services Agreement between Registrant and PFPC, Inc.(J)
h(iii).         Form of Revised Schedule A to Administrative Services Agreement.(L)
h(iv).          Form of Further Revised Schedule A to Administrative Services Agreement.(M)
h(v).           Form of Further Revised Schedule A to Administrative Services Agreement.(P)
h(vi).          Form of Third Party Feeder Fund Agreement among Registrant, PFPC Distributors, Inc. and Master Investment
                Portfolio.(P)
h(vii)          Form of Revised Sub-Administration and Accounting Services Agreement between Registrant and Investors Bank &
                Trust Company (on behalf of RS Money Market Fund).(Q)



h(viii)         Form of Further Revised Schedule A to Administrative Services Agreement*
h(ix)           Form of Amendment to Administrative Services Agreement*
i.              Opinion and Consent of Ropes & Gray.+
j.              Consent of Independent Accountants.*
k.              Inapplicable.
l.              Letter of Understanding Relating to Initial Capital.(A,D)
m.              Restated Distribution Plan pursuant to Rule 12b-1.(P)
n(i)-(xx).      Financial Data Schedules for Period ending December 31, 1998.(K)
o.              18f-3 Plan.(F)
p(i).           Code of Ethics of RS Investment Trust, RS Investment Management, L.P. and RS Investment Management, Inc.(O)
p(ii).          Code of Ethics of PFPC Distributors, Inc.*
q(i).           Power of Attorney for R. Greg Feltus.(Q)
q(ii).          Powers of Attorney for Trustees of RS Investment Trust.*
q(iii)          Powers of Attorney for Trustees of Master Investment Portfolio*

           Incorporated by a reference to like-numbered exhibits:

(A)             Previously filed as part of the Registration Statement filed August 12, 1987.
(B)             Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on May 1, 1991.
(C)             Previously filed as part of the Post-Effective Amendment No. 6 to the Registration Statement on March 12, 1992.
(D)             Previously filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on July 5, 1994.
(E)             Previously filed as part of the Post-Effective Amendment No. 21 to the Registration Statement on April 28, 1995.
(F)             Previously filed as part of the Post-Effective Amendment No. 28 to the Registration Statement on March 24, 1997.
(G)             Previously filed as part of the Post-Effective Amendment No.  30 to the Registration Statement on December 29,
                1997.
(H)             Previously filed as part of the Post-Effective Amendment No. 32 to the Registration Statement on March 12, 1998.
(I)             Previously filed as part of the Post-Effective Amendment No. 33 to the Registration Statement on March 27, 1998.
(J)             Previously filed as part of the Post-Effective Amendment No. 34 to the Registration Statement on March 4, 1999.
(K)             Previously filed as part of the Post-Effective Amendment No. 35 to the Registration Statement on May 3, 1999.
(L)             Previously filed as part of the Post-Effective Amendment No. 36 to the Registration Statement on October 8, 1999.



(M)             Previously filed as part of the Post-Effective Amendment No. 37 to the Registration Statement on February 18, 2000.
(N)             Previously filed as part of the Post-Effective Amendment No. 38 to the Registration Statement on March 22, 2000.
(O)             Previously filed as part of the Post-Effective Amendment No. 39 to the Registration Statement on April 26, 2000.
(P)             Previously filed as part of the Post-Effective Amendment No. 40 to the Registration Statement on January 9, 2001.
(Q)             Previously filed as part of the Post-Effective Amendment No. 42 to the Registration Statement on May 10, 2001.

+  Previously filed.
*  Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 25.  INDEMNIFICATION.

Under the terms of Registrant's By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the "1940 Act").

Insofar as indemnification for liabilities arising under the Securities Act is permitted to trustees and officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification by Registrant is against public policy as expressed in the Securities Act, and therefore may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against Registrant by any trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

RS Investment Management, L.P. ("RSIM, L.P." or "RS Investments") is engaged in the provision of investment advisory and management services to mutual funds, private investment pools (including hedge funds), and private accounts.

Information about the managing directors of RS Investments is set forth in Parts A and B herein.

Paul H. Stephens, a managing director of RS Investments, was previously a founding partner, managing director, and chief investment officer of Robertson, Stephens & Company LLC (now FleetBoston Robertson Stephens).

ITEM 27.  PRINCIPAL UNDERWRITERS.

          (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of January 31, 2002:

                               AB Funds Trust
                               AFBA 5 Star Funds, Inc.
                               Columbia Common Stock Fund, Inc.
                               Columbia Growth Fund, Inc.
                               Columbia International Stock Fund, Inc.
                               Columbia Special Fund, Inc.
                               Columbia Small Cap Fund, Inc.
                               Columbia Real Estate Equity Fund, Inc.
                               Columbia Balanced Fund, Inc.
                               Columbia Daily Income Company

                               Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                               Columbia High Yield Fund, Inc.
                               Columbia National Municipal Bond Fund, Inc.
                               Columbia Strategic Value Fund, Inc.
                               Columbia Technology Fund, Inc.
                               Deutsche Asset Management VIT Funds
                               Forward Funds, Inc.
                               The Galaxy Fund
                               The Galaxy VIP Fund
                               Galaxy Fund II
                               GAMNA Series Funds, Inc.
                               Harris Insight Funds Trust
                               Hillview Investment Trust II
                               International Dollar Reserve Fund I, Ltd. Kalmar Pooled Investment Trust LKCM Funds Matthews International Funds Metropolitan West Funds New Covenant Funds Pictet Funds The RBB Fund, Inc. RS Investment Trust
                               Stratton Growth Fund, Inc.
                               Stratton Monthly Dividend REIT Shares, Inc.
                               The Stratton Funds, Inc.
                               Tomorrow Funds Retirement Trust
                               Trainer, Wortham First Mutual Funds
                               Undiscovered Managers Funds
                               Weiss, Peck & Greer Funds Trust
                               Weiss, Peck & Greer International Fund
                               Whitehall Funds Trust
                               Wilshire Target Funds, Inc.
                               WPG Large Cap Growth Fund
                               WPG Tudor Fund
                               WT Investment Trust

               Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                              BlackRock Provident Institutional Funds
                              BlackRock Funds, Inc.


               Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                          Northern Funds Trust

                          Northern Institutional Funds Trust

               Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                               The Offit Investment Fund, Inc
                               The Offit Variable Insurance Fund, Inc.

               Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                                 ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

          (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

                     Robert Crouse                  -         Director
                     Susan Keller                   -         Director
                     Michael Denofrio               -         Chairman, Chief Executive Officer and President
                     Bruno DiStefano                -         Vice President
                     Susan K. Moscaritolo           -         Vice President
                     Elizabeth T. Holtsbery         -         Vice President
                     Lisa Colon                     -         Vice President
                     Thomas Rodman                  -         Vice President
                     Rita G. Adler                  -         Chief Compliance Officer
                     Christine A. Ritch             -         Chief Legal Officer, Secretary and Clerk
                     Christopher S. Conner          -         Assistant Secretary and Assistant Clerk
                     Bradley A. Stearns             -         Assistant Secretary and Assistant Clerk
                     John L. Wilson                 -         Assistant Secretary and Assistant Clerk
                     Douglas D. Castagna            -         Controller and Assistant Treasurer
                     Craig D. Stokarski             -         Treasurer

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The records required by Section 31(a) and Rule 31a-1 through 3 under the 1940 Act will be maintained by Registrant at its offices, 388 Market Street, San Francisco, CA 94111 except that pursuant to Rule 31a-3 under the 1940 Act, the Transfer Agent (located at 1004 Baltimore, Kansas City, MO 64105) and Custodian (located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113) for Registrant, will maintain the records required by subparagraphs (b)(1) and (b)(2)(D) of Rule 31a-1.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

               The Registrant has made the following undertakings which are still applicable:

          (a) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

          (b) Registrant has undertaken to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders when available, upon request and without charge.

                                   SIGNATURES


Master Investment Portfolio has duly caused this Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of RS Investment Trust to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, and State of Arkansas, on the 30th day of April, 2002.

                                   MASTER INVESTMENT PORTFOLIO
                                   Money Market Master Portfolio



                                   By: /s/ Richard H. Blank Jr.
                                       -------------------------------------
                                           Richard H. Blank Jr.
                                           Secretary and Treasurer
                                           (and Principal Financial Officer)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of RS Investment Trust has been signed below by the following persons in the capacities and on the date indicated:


   R. GREG FELTUS*                              Chairman, President (Principal Executive      April __, 2002
------------------                              Officer)
R. Greg Feltus


/s/ RICHARD H. BLANK JR.                        Secretary and Treasurer (Principal            April 30, 2002
------------------                              Financial Officer)
Richard H. Blank Jr.


LEO SOONG*                                      Trustee                                       April __, 2002
------------------
Leo Soong


JACK S. EUPHRAT*                                Trustee                                       April __, 2002
------------------
Jack S. Euphrat


LEE T. KRANEFUSS*                               Trustee                                       April __, 2002
------------------
Lee T. Kranefuss


MARY G.F. BITTERMAN*                            Trustee                                       April __, 2002
------------------
Mary G.F. Bitterman


RICHARD K. LYONS*                               Trustee                                       April __, 2002
------------------
Richard K. Lyons


W. RODNEY HUGHES*                               Trustee                                       April __, 2002
------------------
W. Rodney Hughes



*By /s/ RICHARD H. BLANK JR.
    ------------------------
        RICHARD H. BLANK JR.
AS ATTORNEY-IN-FACT PURSUANT
TO THE POWERS OF ATTORNEY AS FILED HEREWITH

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment No. 43 to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California on the 30th day of April, 2002.

                                 RS INVESTMENT TRUST

                                     G. RANDALL HECHT*
                                 By:
                                     -----------------------------------------
                                     President and Principal Executive Officer


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of RS Investment Trust has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                                   CAPACITY

G. RANDALL HECHT*                           Principal Executive Officer and
------------------------------------        Trustee
G. Randall Hecht

/s/ STEVEN COHEN                            Chief Financial and Accounting
------------------------------------        Officer
Steven Cohen

LEONARD B. AUERBACH*                        Trustee
------------------------------------
Leonard B. Auerbach

JOHN W. GLYNN, JR.*                         Trustee
------------------------------------
John W. Glynn, Jr.

JEROME S. CONTRO*                           Trustee
------------------------------------
Jerome S. Contro


*BY     /s/ STEVEN COHEN
    -------------------------------------
  STEVEN COHEN, ATTORNEY-IN-FACT PURSUANT
   TO THE POWERS OF ATTORNEY PREVIOUSLY FILED.

EXHIBIT INDEX

Exhibit No.            Exhibit Title

d(i).(c)        Form of Further Revised Schedule 1 to Investment Advisory
                Agreement
h(viii)         Form of Further Revised Schedule A to Administrative Services
                Agreement
h(ix)           Form of Amendment to Administrative Services Agreement
j.              Consent of Independent Accountants
p(ii)           Code of Ethics of PFPC Distributors, Inc.
q(ii)           Powers of Attorney for Trustees of RS Investment Trust
q(iii)          Powers of Attorney for Trustees of Master Investment Portfolio